                                                                  EXECUTION COPY

                            GLOBAL CUSTODY AGREEMENT

                                     BETWEEN

                          SCHRODER GLOBAL SERIES TRUST

                                       AND

                               JPMORGAN CHASE BANK

SCHEDULE 1:              LIST OF ELIGIBLE FOREIGN CUSTODIANS AND MARKETS USED BY CHASE                            32
SCHEDULE 2:              TAIWAN RIDER                                                                             37
SCHEDULE 3:              LETTER OF INSTRUCTION FOR THE TAIWAN MARKET                                              39
SCHEDULE 4:              APPROVED BROKER LIST                                                                     41
SCHEDULE 5:              TAIWANESE BROKER UNDERTAKING                                                             42
SCHEDULE 6:              INFORMATION REGARDING COUNTRY RISK                                                       43
SCHEDULE 7:              ELIGIBLE SECURITIES DEPOSITORIES                                                         44
EXHIBIT A                PERSONS AUTHORISED BY THE COMPANY TO GIVE INSTRUCTIONS                                   45
EXHIBIT B                PORTFOLIOS OF THE FUND

This Custody Agreement is made on the ___ day of July, 2003 between JPMORGAN
CHASE BANK ("Chase"), with a place of business at 270 Park Avenue, New York, New
York and SCHRODER GLOBAL SERIES TRUST (the "FUND"), on behalf of each separate series of the Fund listed on Exhibit B hereto (each such series, a "PORTFOLIO")
whose registered office/principal place of business is 875 Third Avenue New
York, New York 10022

1.       INTENTION OF THE PARTIES

This Custody Agreement sets out the terms governing custody, settlement and other associated services to be provided by Chase to the Fund on behalf of each
Portfolio.

2.       WHAT CHASE IS REQUIRED TO DO

SET UP ACCOUNTS          A.    (i)    Subject to the receipt of such
                                      documentation as Chase may require
                                      (including, but not limited to, mandates
                                      and certified copies of the Fund's
                                      constitutional documents), Chase shall
                                      open in its books and records separately
                                      in the name of each Portfolio, or, at
                                      the Fund's reasonable request, in any
                                      other name (together the "ACCOUNTS"):

                                      (a)  one or more securities accounts (the
                                           "SECURITIES ACCOUNTS") evidencing any
                                           shares, stocks, debentures, bonds,
                                           notes, mortgages or other like
                                           obligations and any certificates,
                                           receipts, warrants or other
                                           instruments representing rights to
                                           receive, purchase or subscribe for
                                           the same ("SECURITIES") held by Chase
                                           or any branch of Chase on behalf of
                                           such Portfolio or held, as described
                                           and defined in Clause 6, by a
                                           Eligible Foreign Custodian or
                                           Eligible Securities Depository for
                                           Chase on behalf of such Portfolio;
                                           and

                                      (b)  one or more cash accounts (the "CASH
                                           ACCOUNTS") for all cash in any
                                           currency received by Chase or any
                                           Eligible Foreign Custodian or
                                           Eligible Securities Depository or
                                           other agents for the account of such
                                           Portfolio.

                               (ii)   At the request of the Fund, further
                                      Accounts may be opened in the future,
                                      which will be subject to the terms of this
                                      Agreement, unless agreed in writing
                                      otherwise at the time the further Account
                                      is opened.

MAINTENANCE OF           B.    (i)    Unless Instructions (as detailed in Clause
SECURITIES AND CASH AT                3)  require  another  location
BANK AND SUB-LOCATIONS                acceptable to Chase:

                                      (a)  Financial Assets will be held in the
                                           country or jurisdiction in which the
                                           principal trading market for the
                                           relevant Securities is located, where
                                           such Financial Assets may be
                                           presented for payment, where such
                                           Financial Assets were acquired, or
                                           where such Financial Assets are held;
                                           and

                                      (b)  cash will be held on the books of
                                           Chase or be credited to accounts of
                                           institutions chosen by Chase in the
                                           country or jurisdiction where such
                                           cash is the legal currency for
                                           payment of public or private debts.

                               (ii)   Chase reserves the right to refuse to
                                      accept delivery of Financial Assets or
                                      cash in countries and jurisdictions other
                                      than those referred to in Schedule

                                      1 to this Agreement, which may be
                                      amended by Chase from time to time,
                                      prior notice being given to the Fund
                                      where practicable.

SETTLEMENT
OF TRADES                C.    (i)    When Chase receives an Instruction which
                                      includes all information required by
                                      Chase requesting settlement of a trade
                                      in Financial Assets, Chase shall use
                                      reasonable endeavours to effect such
                                      settlement as instructed, save where
                                      Chase reasonably believes that such
                                      settlement would be contrary to
                                      applicable law, regulation or market
                                      practice.

                               (ii)   With respect to Russia, payment for
                                      Local Russian Securities shall not be
                                      made prior to the issuance by the
                                      Russian Registrar Company of the Share
                                      Extract relating to such Local Russian
                                      Securities. Delivery of Local Russian
                                      Securities may be made in accordance
                                      with the customary or established
                                      securities trading or securities
                                      processing practices and procedures in
                                      Russia. Delivery of Local Russian
                                      Securities may also be made in any
                                      manner specifically required by
                                      Instructions acceptable to Chase. The
                                      Fund shall promptly supply such
                                      transaction and settlement information
                                      as may be required by Chase or CMBI in
                                      connection with particular transactions.

                               (iii)  Delivery of Financial Assets may be made
                                      in accordance with the customary or
                                      established securities trading or
                                      securities processing practices and
                                      procedures in the Ukraine (and the Fund
                                      expressly acknowledge that delivery versus
                                      payment is not typically available in the
                                      Ukraine market). Delivery of Financial
                                      Assets may also be made in any manner
                                      specifically required by Instructions
                                      acceptable to Chase. The Fund shall
                                      promptly supply such transaction and
                                      settlement information as may be requested
                                      by Chase or the Ukrainian Eligible Foreign
                                      Custodian in connection with particular
                                      transactions.

SEGREGATION OF ASSETS    D.    (i)    Chase will identify separately in its
                                      books the Financial Assets that belong
                                      to each Portfolio in the name of such
                                      Portfolio (save as otherwise agreed by
                                      Chase and the Fund).

                               (ii)   Chase will require that Eligible Foreign
                                      Custodians identify in their own books
                                      that the Financial Assets belong to
                                      customers of Chase (to the extent
                                      permitted by applicable law, regulation or
                                      market practice).

CONTRACTUAL SETTLEMENT    E.    (i)   Chase may, at its discretion, effect the
DATE ACCOUNTING                       following  book entries with respect
                                      to the settlement of trades:

                                       (a)  ON SALES: on the settlement day for
                                            the sale, credit the Cash Account of
                                            the Fund with the sale proceeds of
                                            the sale and transfer the relevant
                                            Financial Assets to an account
                                            pending settlement of the trade if
                                            not already delivered.

                                       (b)  ON PURCHASES: on or before the
                                            settlement day for the purchase,
                                            debit the Cash Account of the Fund
                                            with the settlement monies and
                                            credit a separate account in the
                                            name of the Fund. At the same time
                                            Chase will post the Securities
                                            Account of the Fund with the
                                            expected Financial Assets with a
                                            note to the effect that Chase is
                                            awaiting receipt, pending actual
                                            receipt of such Financial Assets.
                                            The Fund

                                        shall not be entitled to the delivery of
                                        Financial Assets which are awaiting
                                        receipt until they have actually been
                                        received by Chase or a Eligible Foreign
                                        Custodian.

                               (ii)   Chase may (in its absolute discretion)
                                      reverse any debit or credit made pursuant
                                      to paragraph (i) and the Fund shall be
                                      responsible for any direct or indirect
                                      costs or liabilities resulting from such
                                      reversal in the absence of negligence,
                                      willful default, bad faith or fraud on the
                                      part of Chase, its Eligible Foreign
                                      Custodians (as described in Clause
                                      6H(i)(b) hereof) or their respective
                                      officers, employees or agents. The Fund
                                      acknowledges that the procedures described
                                      in this sub-clause are of an
                                      administrative nature and do not amount to
                                      an agreement by Chase to make loans and/or
                                      Financial Assets available to the Fund.

ACTUAL SETTLEMENT DATE   F.       With  respect to any  transaction  for which
ACCOUNTING                        the Fund's Cash Account is not credited on the
                                  contractual  settlement  date as  referred to
                                  in sub-clause E, Chase shall credit the Fund's
                                  Cash Account with the proceeds of any sale or
                                  exchange of Securities on the date on which
                                  such proceeds or Securities are received by
                                  Chase.

INCOME COLLECTION/       G.    (i)  Chase will credit the Fund's Cash Account
AUTOCREDIT                          with income and  redemption  proceeds on
                                    Financial  Assets in accordance with the
                                    times notified by Chase from time to time
                                    on or after the anticipated payment date,
                                    net of any taxes which are required to be
                                    withheld by Chase or any third party. Where
                                    no time is specified for a particular
                                    market, income and redemption proceeds on
                                    Financial Assets will only be credited as
                                    soon as reasonably practical after actual
                                    receipt and reconciliation.

                               (ii) Chase may reverse such entries upon oral or
                                    written notification to the Fund that Chase
                                    reasonably believes that such amount will
                                    not be received by Chase within a reasonable
                                    period.

                               (iii)Neither Chase nor its Eligible Foreign
                                    Custodians shall be obliged to institute
                                    legal proceedings, file a claim or proof of
                                    claim in any insolvency proceeding or take
                                    any action with respect to collection of
                                    interest, dividends or redemption proceeds.
                                    If Chase or its Eligible Foreign Custodian
                                    does not take any such action with respect
                                    to the filing of a claim or proof of claim
                                    in any insolvency proceeding or the
                                    collection of interest, dividends or
                                    redemption proceeds, Chase will, so far as
                                    reasonably practicable, take such steps as
                                    are available to it to enable the Fund to
                                    take appropriate action.

PRESENTATION OF          H.    Until Chase receives Instructions to the
COUPONS/                       contrary, Chase is authorised to and shall:
ISSUE OF STATEMENTS ETC
                               (i)    present, upon notice to Chase, all
                                      Financial Assets called for redemption or
                                      otherwise matured, and all income and
                                      interest coupons and other income items
                                      which call for payment upon presentation;

                               (ii)   execute in the name of the Fund such
                                      ownership and other certificates as may be
                                      required to obtain payment in respect of
                                      Financial Assets;

                               (iii)  exchange interim or temporary documents of
                                      title held in the Securities Account for
                                      definitive ones; and

                               (iv)   issue statements to the Fund monthly or at
                                      such other times as are mutually agreed
                                      identifying the Financial Assets in the
                                      Accounts.

CORPORATE ACTIONS        I.    (i)    When Chase receives information or other
                                      material intended to be transmitted to
                                      Financial Asset holders or information is
                                      generally available in New York or the
                                      market where the relevant Financial Assets
                                      are held or traded concerning the
                                      Financial Assets which requires or may
                                      require discretionary action by the
                                      beneficial owner of the Financial Assets
                                      (other than a proxy - see clause 2J,
                                      including but not limited to stock
                                      dividend, stock split, fractional interest
                                      resulting from a rights issue,
                                      subscription rights, bonus issues, stock
                                      repurchase plans, warrant exercise
                                      notices, rights offerings, or legal
                                      notices ("CORPORATE ACTIONS"), Chase will
                                      make all reasonable endeavours to give the
                                      Fund notice in English of such Corporate
                                      Actions within two Business Days of such
                                      information becoming generally available.
                                      For the purposes of these terms, "BUSINESS
                                      DAY" means a day on which both New York
                                      and the relevant local market are open.
                                      Further, so far as it is within Chase's
                                      reasonable control Chase shall allow the
                                      Fund at least two Business Days in which
                                      to give Instructions. Notwithstanding the
                                      generality of the foregoing, if for
                                      reasons outside Chase's reasonable control
                                      in setting the deadline for Instructions
                                      from the Fund, Chase is unable to give at
                                      least two Business Days notice to the
                                      Fund, Chase will use all reasonable
                                      endeavours to inform the Fund of the
                                      Corporate Action and obtain and act on the
                                      Fund's Instructions.

                               (ii)   Without limiting the generality of the
                                      foregoing, where Chase receives an
                                      Instruction prior to its stated deadline
                                      for receiving Instructions from the Fund,
                                      which shall be in compliance with the
                                      terms of clause 2I(i) of this Agreement,
                                      it shall act upon that Instruction. If
                                      Chase does not receive an Instruction from
                                      the Fund within a reasonable time prior to
                                      such stated deadline, it will use all
                                      reasonable endeavours to notify the Fund
                                      that it has yet to receive an Instruction
                                      and will endeavour to obtain such
                                      Instruction in time for Chase to take
                                      timely action including telephoning the
                                      Fund prior to such stated deadline for
                                      receiving Instructions in an attempt to
                                      obtain an oral Instruction. If the Fund
                                      still does not provide an oral or other
                                      Instruction then Chase shall contact the
                                      Fund, in accordance with escalation
                                      procedures agreed between the Fund and
                                      Chase (which may be amended from time to
                                      time), to notify the Fund (a) that an
                                      Instruction is outstanding and (b) what
                                      action Chase will take if the Instruction
                                      remains outstanding and Chase is
                                      authorised to take such action if an
                                      Instruction is then not received within
                                      the required time period. If an
                                      Instruction from the Fund is received
                                      after Chase's stated deadline but prior to
                                      the deadline for responses imposed on
                                      Financial Asset holders by the issuer of
                                      such Financial Assets or other relevant
                                      party, Chase will make all reasonable
                                      endeavours to act on the Fund's
                                      Instruction.

                               (iii)  It is understood and agreed that Chase
                                      need only use its reasonable efforts with
                                      respect to performing the functions
                                      described in this Clause 2I with respect
                                      to Local Russian Securities and Ukraine
                                      Securities.

PROXY                    J.    (i)    Subject to and upon the terms of this
                                      sub-clause, Chase will provide the

VOTING                                Fund, or such other person as the
                                      Fund may reasonably require, with
                                      information in English which it
                                      receives on resolutions to be voted
                                      upon at meetings of holders of
                                      Financial Assets ("NOTIFICATIONS"),
                                      and Chase will act in accordance
                                      with the Fund's Instructions, or the
                                      Instructions of such other person as
                                      the Fund may reasonably require, in
                                      relation to such Notifications (the
                                      "ACTIVE PROXY VOTING SERVICE").

                               (ii)   Chase will act upon Instructions to vote
                                      on resolutions referred to in a
                                      Notification, provided Instructions are
                                      received by Chase at its proxy voting
                                      department by the deadline referred to in
                                      the relevant Notification. Further notice
                                      will not be given, nor will Chase solicit
                                      Instructions from the Fund. It is the
                                      recipient's obligation to monitor the
                                      agreed means of providing Notifications to
                                      determine if new Notifications have been
                                      received. The Fund acknowledges that in
                                      some cases the time to respond to
                                      Notifications may be very limited. If
                                      information is received by Chase at its
                                      proxy voting department too late to permit
                                      timely voting by the Fund, or such other
                                      person as the Fund may reasonably require,
                                      Chase's only obligation is to provide, so
                                      far as reasonably practicable, a
                                      Notification (or summary information
                                      concerning a Notification) on an
                                      "information only" basis.

                               (iii)  Upon request by the Fund, so far as the
                                      same is available to Chase, back-up
                                      information relating to Notifications
                                      (such as annual reports, explanatory
                                      material concerning resolutions,
                                      management recommendations or other
                                      material relevant to the exercise of proxy
                                      voting rights) will be provided to the
                                      Fund or such other person as the Fund may
                                      reasonably require, but without
                                      translation.

                               (iv)
                                      The Fund acknowledges that Notifications
                                      and other information furnished pursuant
                                      to the Active Proxy Voting Service
                                      ("INFORMATION") are proprietary and may be
                                      subject to various copyrights.

                               (v)    In markets where the active proxy voting
                                      service is not available or where Chase
                                      has not received relevant documentation,
                                      Chase will not provide Notifications to
                                      the Fund but will endeavour to act upon
                                      Instructions to vote on resolutions at
                                      meetings of holders of Financial Assets
                                      where it is reasonably practicable for
                                      Chase (or its correspondent banks or
                                      nominees as the case may be) to do so and
                                      where such Instructions are received in
                                      time for Chase to take timely action (the
                                      "PASSIVE PROXY VOTING SERVICE").

                               (vi)   The Fund acknowledges that the provision
                                      of any proxy voting service (whether
                                      active or passive) may be precluded or
                                      restricted under a variety of
                                      circumstances, including the following:

                                      a. Financial Assets are out for
                                         registration;
                                      b. Financial Assets conversion or another
                                         corporate action is pending;
                                      c. local market regulations or practices
                                         or restrictions by the issuer;
                                      d. Financial  Assets  are  held in a
                                         margin  or  collateral  account  at
                                         Chase or another bank or broker;
                                      e. in certain countries Chase may be
                                         unable to vote proxies except on a
                                         net basis (i.e. a net yes or no vote
                                         based on voting instructions
                                         received from all its clients).
                                         Chase will inform the Fund where
                                         this is the case.

TAX RECLAIMS             K.    (i)    Subject to the provisions of this
                                      sub-clause, Chase will apply for a
                                      reduction of withholding tax and any
                                      refund of any tax paid or tax credits
                                      which apply in each market in respect of
                                      income payments on Securities for the
                                      benefit of the Fund which Chase believes
                                      may be available to the Fund.

                               (ii)   The provision of a tax reclaim service by
                                      Chase in accordance with this sub-clause
                                      is conditional upon Chase receiving from
                                      the beneficial owner of the Financial
                                      Assets (a) a declaration on its identity
                                      and place of residence and (b) certain
                                      other documentation (pro forma copies of
                                      which are available from Chase). The Fund
                                      shall provide to Chase such documentation
                                      and information as it may require in
                                      connection with taxation, and warrant
                                      that, when given, this information is true
                                      and correct in every respect, not
                                      misleading in any way, and contains all
                                      material information. The Fund undertakes
                                      to notify Chase promptly if any
                                      information requires updating or
                                      correcting.

                               (iii)  Chase shall not be liable for any tax,
                                      fines or penalties payable by the Fund
                                      relating to the Accounts of the Fund, and
                                      shall be indemnified by the Fund, as for
                                      such taxes, fines or penalties, whether
                                      these result from the inaccurate
                                      completion of documents by any person
                                      acting on behalf of the Fund, or as a
                                      result of the provision to Chase or any
                                      third party of inaccurate or misleading
                                      information or the withholding of material
                                      information by the Fund or any other
                                      person acting on behalf of the Fund, or as
                                      a result of any delay of any revenue
                                      authority or any other matter beyond the
                                      control of Chase, except to the extent
                                      such taxes, fines or penalties are caused
                                      by Chase's own negligence, willful
                                      default, bad faith or fraud.

                               (iv)   The Fund confirms that Chase is authorised
                                      to deduct from any cash received or
                                      credited to the Cash Account of the Fund
                                      any taxes or levies legally required by
                                      any revenue or governmental authority for
                                      whatever reason in respect of the Fund's
                                      Securities or Cash Accounts.

                               (v)    Chase shall perform the services set out
                                      in this sub-clause only with respect to
                                      taxation levied by the revenue authorities
                                      of the countries notified by Chase to the
                                      Fund from time to time and Chase may, by
                                      notification in writing, at its absolute
                                      discretion, supplement or amend the
                                      markets in which the tax reclaim services
                                      are offered. Other than as expressly
                                      provided in this sub-clause, Chase shall
                                      have no responsibility with regard to the
                                      tax position or status in any jurisdiction
                                      of the Fund.

                               (vi)   The Fund confirms that Chase is authorised
                                      to disclose any information required by
                                      any relevant revenue authority or any
                                      governmental body having jurisdiction over
                                      the Fund, or the Financial Assets and/or
                                      Cash held for the Fund.

CLAIM OVER SECURITIES    L.    Chase or any of its Eligible Foreign Custodians
                               shall as soon as reasonably practicable provide
                               the Fund with notice of any attempt by any
                               party to assert any claim over the Financial
                               Assets or any right or interest in the
                               Financial Assets provided that the notice gives
                               sufficient information to link the claim to an
                               account of the Fund.

INCOME/                  M.    When Chase becomes aware of any dividend or
REDEMPTION EVENTS              redemption announcement concerning the Fund's
                               Financial Assets or such information is
                               generally available in New York or the market
                               in which the Financial Assets are held or
                               traded Chase shall promptly notify the Fund, or
                               such other person as the Fund may reasonably
                               require, of the same.

CONTROL OVER             N.    Chase shall not release any Financial Assets
SECURITIES                     into the possession or control of a third party
                               except on the Instructions of the Fund in
                               accordance with the duties and responsibilities
                               of Chase as stipulated in this Agreement.

TIME DEPOSITS            O.    The Fund may direct that Chase establish time
                               deposits in such other banking institutions as
                               may be agreed from time to time between the
                               Fund and Chase and in such amounts as Chase
                               shall be instructed by the Fund. In such event,
                               whether or not instruments representing such
                               time deposits are to be issued and delivered to
                               Chase, Chase shall maintain with respect to
                               such time deposits appropriate records as to
                               the amounts of each such time deposit with each
                               such bank and the maturity rate and interest
                               rate relating to each such time deposit. In
                               connection with such time deposits with other
                               banking institutions, Chase shall be obligated
                               to credit to the Fund only such amount as it
                               shall be able to recover from such other
                               banking institutions. Chase shall have no other
                               responsibility with respect to such time
                               deposits or the selection of the relevant
                               banking institution.

                         P.    In the event of the Fund placing monies belonging
                               to the Fund on time deposits with Chase, Chase
                               shall pay interest on any such deposit in
                               accordance with normal banking practice for a
                               deposit of that term at a rate in such currencies
                               as notified to the Fund from time to time

SEGREGATED ACCOUNTS      Q.    Chase shall upon receipt of Instructions
                               establish and maintain a segregated account or
                               accounts for and on behalf of each Portfolio,
                               into which account or accounts may be
                               transferred cash and/or Securities of such
                               Portfolio (i) in accordance with the provisions
                               of any agreement among the Fund on behalf of
                               the Portfolio, Chase and a broker-dealer
                               registered under the Securities Exchange Act of
                               1934 and a member of the National Association
                               of Securities Dealers, Inc. (or

                               any futures commission merchant registered
                               under the Commodity Exchange Act), relating to
                               compliance with the Rules of The Options
                               Clearing Corporation and of any registered
                               national securities exchange (or the Commodity
                               Futures Trading Commission or any registered
                               contract market), or of any similar
                               organization or organizations, regarding escrow
                               or other arrangements in connection with
                               transactions by the Portfolio, (ii) for the
                               purposes of segregating cash or government
                               securities in connection with options
                               purchased, sold or written by the Portfolio or
                               commodity futures contracts or options thereon
                               purchased or sold by the Portfolio, (iii) for
                               the purposes of compliance by the Portfolio
                               with the procedures required by The Investment
                               Company Act of 1940, as amended (the "1940
                               ACT") Release No. 10666, or any subsequent
                               release of the Securities and Exchange
                               Commission ("SEC"), or interpretative opinion
                               of the staff of the SEC, relating to the
                               maintenance of segregated accounts by
                               registered investment companies, and (iv) for
                               any other purpose upon receipt of Instructions
                               from the Fund on behalf of the applicable
                               Portfolio.

RECORDS                  R.    Chase shall with respect to each Portfolio
                               create and maintain all records relating to its
                               activities and obligations under this Agreement
                               in such manner with particular attention to
                               Section 31 of the 1940 Act and Rules 31a-1 and
                               31a-2 thereunder. All such records shall be the
                               property of the Fund and shall at all times
                               during regular business hours of Chase be open
                               for inspection by duly authorized officers,
                               employees or agents of the Fund and, upon
                               notice to the Fund, by employees and agents of
                               the Securities and Exchange Commission. Chase
                               shall, at the Fund's request, supply the Fund
                               with a tabulation of securities owned by each
                               Portfolio and held by Chase and shall, when
                               requested to do so by the Fund and for such
                               reasonable compensation as shall be agreed upon
                               between the Fund and Chase, include certificate
                               numbers in such tabulations.

REPORTS TO FUND BY       S.    Chase shall provide the Fund, on behalf of each
INDEPENDENT PUBLIC             of the Portfolios, promptly upon request by the
ACCOUNTS                       Fund, with reports by independent public
                               accountants on the accounting system, internal
                               accounting control and procedures for
                               safeguarding securities, futures contracts and
                               options on futures contracts, including
                               securities deposited and/or maintained pursuant
                               to this Agreement, or concerning the financial
                               strength of Chase; such reports shall be of
                               sufficient scope and in sufficient detail as
                               may reasonably be required by the Fund to
                               provide reasonable assurance that any material
                               inadequacies would be disclosed by such
                               examination, and, if there are no such
                               inadequacies, the reports shall so state.

3.       INSTRUCTIONS AND AUTHORISED PERSONS

AUTHORISED PERSONS AND   A.    As used in this Agreement:
INSTRUCTIONS

                               (i)    the term "AUTHORISED PERSONS" means the
                                      individuals designated in Exhibit A by the
                                      Fund, or the individuals designated by the
                                      fund managers or advisers (the "INVESTMENT
                                      MANAGERS") using a mandate acceptable to
                                      Chase to act on behalf of the Fund. The
                                      Fund confirms that the Investment Manager
                                      may designate individuals to act on behalf
                                      of the Fund for any Fund under this
                                      Agreement as if such individuals had been
                                      designated by the Fund. Chase shall
                                      continue to treat as Authorised Persons
                                      persons designated as such in accordance
                                      with this clause until such time as Chase
                                      receives Instructions from the Fund that
                                      any such individual is no longer an
                                      Authorised Person. The Fund confirms that,
                                      unless specified otherwise in

                                       10

                                      Exhibit A or the mandate from the
                                      Investment Manager, each Authorised
                                      Person shall be authorised to give any
                                      Instructions (as defined in paragraph
                                      (ii) below) in relation to all
                                      Securities and Cash Accounts and in
                                      relation to foreign exchange
                                      transactions and shall be authorised to
                                      give Instructions notwithstanding that
                                      they may result in an overdraft on any
                                      Cash Account. The Investment Manager
                                      shall provide the Fund with such
                                      information regarding the Authorised
                                      Persons designated by the Investment
                                      Manager, in accordance with this clause,
                                      as the Fund may reasonably require upon
                                      request; and

                               (ii)   the term "INSTRUCTIONS" means instructions
                                      containing all necessary information
                                      required by Chase to enable Chase to carry
                                      out the Instructions received by Chase via
                                      telephone, telex, TWX, bank wire, SWIFT or
                                      other teleprocess or electronic
                                      instruction or trade information system
                                      acceptable to Chase which Chase reasonably
                                      believes in good faith to have been given
                                      by Authorised Persons or which are
                                      transmitted with proper testing or
                                      authentication pursuant to terms and
                                      conditions which Chase may specify. Unless
                                      otherwise expressly provided, all
                                      Instructions shall continue in full force
                                      and effect until cancelled or superseded.

                         B.    (i)    The Fund acknowledges that under Taiwanese
                                      applicable law and regulations, settlement
                                      must be completed on a "Trade date plus
                                      one" basis and agree that it shall be the
                                      Fund's sole responsibility to ensure that
                                      Instructions are timely received by Chase
                                      and that Chase shall have no
                                      responsibility in the event that
                                      Instructions are not so timely received.
                                      In respect of custody services carried out
                                      by Chase's local Taiwanese Eligible
                                      Foreign Custodian in the Republic of China
                                      ("ROC") Schedule 3 applies. In respect
                                      only of Financial Assets held locally in
                                      Taiwan on behalf of the Fund, a letter
                                      substantially in the form of Schedule 4,
                                      as amended from time to time, must be
                                      provided by the Fund to Chase and Chase
                                      shall be required to ensure that Chase and
                                      its local Eligible Foreign Custodian
                                      comply with the operating provisions
                                      stated therein. In the event that Chase or
                                      such Eligible Foreign Custodian does not
                                      follow such provisions, Chase shall be
                                      liable to the Fund. Chase and the Fund
                                      agree that Chase's liability to the Fund
                                      pursuant to this Clause shall be
                                      determined upon the direct and foreseeable
                                      consequences of the acts and/or omissions
                                      of Chase or its local Taiwanese Eligible
                                      Foreign Custodian.

                               (ii)   The Fund agrees to deliver or cause to be
                                      delivered to Chase, upon request, copies
                                      of all its agreements with the brokers
                                      listed in Schedule 5.

                               (iii)  The Fund acknowledges that Instructions
                                      should contain all necessary information
                                      required by Chase to enable Chase to carry
                                      out the Instructions in question.

CONFIRMATION OF ORAL     C.    Any Instructions delivered to Chase by telephone
INSTRUCTIONS/                  shall promptly thereafter be confirmed in writing
SECURITY DEVICES               by an Authorised Person (which confirmation may
                               bear the facsimile signature of such person).
                               Chase is authorised to reasonably follow such
                               Instructions notwithstanding the failure of the
                               Authorised Person to send such confirmation in
                               writing or the failure of such confirmation to
                               conform to the telephone Instructions received.
                               Either party may electronically record any
                               Instructions given by telephone, and any other
                               telephone discussions. The Fund

                                       11

                               shall be responsible for safeguarding any test
                               keys, identification codes or other security
                               devices which Chase shall make available to the
                               Fund or any Authorised Person.

ACTING ON                D.    The Fund authorises Chase to accept and
INSTRUCTIONS/                  reasonably act upon any Instructions received by
UNLCEAR INSTRUCTIONS           it in accordance with this Agreement without
                               inquiry. Chase may (without prejudice to the
                               foregoing) seek clarification or confirmation of
                               an Instruction from an Authorised Person and in
                               the event that it does so shall seek such
                               clarification or confirmation as soon as
                               reasonably practicable. Chase may decline to act
                               upon an Instruction if it reasonably and timely
                               requests clarification or confirmation with
                               respect to such Instruction and does not receive
                               clarification or confirmation reasonably
                               satisfactory to it. In the event that Chase does
                               seek clarification or confirmation as soon as
                               reasonably practical Chase shall not be liable
                               for any loss arising from any delay whilst it
                               obtains such clarification or confirmation from
                               an Authorised Person or from exercising its right
                               to decline to act in the absence of such
                               clarification or confirmation, to the extent such
                               liability or loss is not caused by Chase's own
                               negligence, willful default, bad faith or fraud.

INSTRUCTIONS CONTRARY    E.    Chase need not act upon Instructions  which it
ACTING ON                      reasonably  believes to be contrary to law,
INSTRUCTIONS/                  regulation  or market  practice but is under no
UNLCEAR INSTRUCTIONS           duty to investigate whether any Instructions
                               comply with any applicable law, regulation or
                               market practice. Chase shall be entitled (but not
                               bound), if it deems possible to do so to amend an
                               Instruction (but only in an administrative
                               respect and not by way of exercising any
                               investment decision in respect of that
                               Instruction) in such a manner to comply with what
                               Chase reasonably believes to be applicable law,
                               regulation or market practice. Chase shall
                               immediately notify the Fund in the event that it
                               determines not to act on an Instruction.

OTHER MATTERS            F.    If Chase receives an Instruction that it cannot
                               reasonably process (including, without
                               limitation, an Instruction to deliver a
                               security which is not held in the relevant
                               Account or is not held in a deliverable form;
                               Instructions to purchase a security in a market
                               where Chase is not able to process trades for
                               the Fund or an Instruction which Chase, acting
                               reasonably, declines to act upon), Chase will
                               notify the Fund or such person as the Fund may
                               designate, of the fact that Chase believes an
                               Instruction to be unprocessable. Such
                               notification shall be given within 24 hours of
                               the time that Chase received the Instruction
                               that it believes to be unprocessable. If such
                               Instruction is received by Chase after its
                               cut-off time (as advised to the Fund from time
                               to time) on any day, it shall be deemed to have
                               been received, for the purposes of this
                               paragraph, as of the start of business in New
                               York on the next Business Day following
                               receipt. If the 24 hour period following
                               receipt would expire on a day that is not a
                               Business Day, it shall be deemed to expire at
                               the same time of day on the next Business Day.

                         G.    If Chase is advised that a counterparty has
                               instructions to settle a trade with Chase, or
                               any of its Eligible Foreign Custodians, which
                               Chase has identified as being for the account
                               of the Fund and Chase does not have
                               corresponding Instructions from the relevant
                               Authorised Person (a "BROKER ALLEGED TRADE"),
                               Chase will notify the relevant Authorised
                               Person of the Broker Alleged Trade within 24
                               hours of Chase becoming aware of such Broker
                               Alleged Trade. If such 24 hour period would
                               expire on a day that is not a Business Day, it
                               shall be deemed to expire at the same time of
                               day on the next Business Day.

                                       12

                         H.    For the purposes of Clause 2I, Clause 3F and 3G
                               above "BUSINESS DAY" shall mean a day (other than
                               a Saturday) on which banks are open in New York
                               for the transaction of business of the nature
                               contemplated herein.

STATEMENTS AND           I.    (a)    Chase  will at any time at the  Fund's
ADVICES                               request  deliver  to the Fund as soon as
                                      reasonably practicable a statement of the
                                      Securities held by it or to its order on
                                      behalf of the Fund.

                               (b)    A certificate or statement by Chase as to
                                      any Liabilities or any Financial Assets or
                                      cash held in any account for the Fund
                                      shall be conclusive in the absence of
                                      error. Prices and other information
                                      contained in any statement sent to the
                                      Fund will be obtained from sources Chase
                                      believes to be reliable. Chase does not,
                                      however, make any representation as to the
                                      accuracy of such information, nor that the
                                      prices specified necessarily reflect the
                                      proceeds that would be received on a
                                      disposal of the relevant Financial Assets.
                                      References in this Agreement to statements
                                      include any statements in electronic form.

4.       BORROWINGS AND FOREIGN EXCHANGE

OVERDRAFTS BEAR          A.    Overdrafts
INTEREST AT NORMAL
RATES                          If a debit to any currency in the Cash  Account
                               of the Fund results in a debit  balance in that
                               currency then Chase may, at its discretion,
                               advance an amount equal to the overdraft and
                               such an advance shall be deemed a loan to the
                               Fund, payable on demand, bearing interest at
                               the rate charged by Chase for similar
                               overdrafts from time to time from the date of
                               such advance to the date of payment (both after
                               as well as before judgement) and otherwise on
                               the terms on which Chase makes similar
                               overdrafts available from time to time.

FX FACILITIES MAY BE     B.    Foreign Exchange Transactions
GIVEN AT CHASE'S
DISCRETION                     To facilitate the administration of the Fund's
                               trading and investment activity, Chase is
                               authorised at its discretion to enter into spot
                               or forward foreign exchange contracts with the
                               Fund in connection with the Fund and may also
                               provide foreign exchange contracts and
                               facilities through its affiliates or Eligible
                               Foreign Custodians provided that the Fund shall
                               always receive a market rate reasonably
                               prevailing on the date of the transaction for
                               transactions of similar size. Instructions,
                               including standing instructions, may be issued
                               with respect to such contracts but Chase may
                               establish Rules or limitations concerning any
                               foreign exchange facility made available. In
                               all cases where Chase, its affiliates or
                               Eligible Foreign Custodians enter into a
                               foreign exchange contract related to any
                               Account, the terms and conditions then current
                               for foreign exchange contracts of Chase, its
                               affiliates or Eligible Foreign Custodians and,
                               to the extent not inconsistent, this Agreement,
                               shall apply to such transaction.

5.       FEES EXPENSES AND OTHER AMOUNTS OWING TO CHASE

FEES - CHASE
AUTHORISED TO            A.    The Fund will pay Chase for its services under
                               this Agreement. The Fee shall be such amount as
                               may be agreed upon in writing, together with
                               Chase's reasonable out-of-pocket or incidental
                               expenses, including, but not limited to, legal
                               fees. Chase may increase such fees only with
                               the written consent of the Fund. If

                                       13

DEDUCT FEES                    authorized in writing by an officer of the
                               Fund, Chase may deduct such amounts owing to it
                               by the Fund from the Fund's Cash Account
                               monthly in arrears.

                         B.    In the event of termination of this Agreement,
                               Chase shall be entitled to receive a
                               proportionate amount of fees due to it calculated
                               on a pro-rata basis up to and including the date
                               of termination.

CHASE'S RIGHTS OVER      C.    Chase agrees that it waives its rights to any
SECURITIES                     liens or other security interest over any
                               Financial Assets held for the Fund that may
                               arise under applicable law save for the limited
                               right of sale specified in Clause 14.

CHASE HAS A RIGHT OF     D.    Following a reasonable period of notice,  Chase
SET OFF                        may set off against any amount owing by the Fund
                               under this Agreement in respect of the account
                               of the Fund any currency standing to the credit
                               of any of the Fund's accounts whether current,
                               deposit or otherwise. For this purpose, Chase
                               shall be entitled to accelerate the maturity of
                               any fixed term deposits and to effect such
                               currency conversions as may be necessary at its
                               current rates for the sale and purchase of the
                               relevant currencies.

6.       ELIGIBLE FOREIGN CUSTODIANS AND SECURITIES DEPOSITORIES

DELEGATION PURSUANT TO      A.      The Fund's Board of Trustees  (hereinafter
RULE                                "BOARD") hereby delegates to Chase, and,
17F-5                               except as to the  country or  countries  as
                                    to which Chase may, from time to time,
                                    advise the Fund that it does not accept such
                                    delegation, Chase hereby accepts the
                                    delegation to it, of the obligation to
                                    perform as the Fund's "Foreign Custody
                                    Manager" (as that term is defined in SEC
                                    Rule 17f-5(a)(3) as promulgated under the
                                    1940 Act, including for the purposes of: (I)
                                    selecting "Eligible Foreign Custodians" (as
                                    the term is defined in SEC Rule 17f-5(a)(I),
                                    as amended from time to time, or that have
                                    otherwise been exempted pursuant to an SEC
                                    exemptive order) to hold the Fund's "Foreign
                                    Assets" (as that term is defined in SEC Rule
                                    17f-5(a)(1)), (ii) evaluating the
                                    contractual arrangements with such Eligible
                                    Foreign Custodians (in accordance with SEC
                                    Rule 17f-5(c)(2)), and (iii) monitoring such
                                    foreign custody arrangements (in accordance
                                    with SEC Rule 17f-5(c)(3)).

DUTIES OF FOREIGN           B.      In connection with the foregoing, Chase
CUSTODY                             shall:
MANAGER
                         (i)        provide written reports notifying the Fund's
                                    Board of the placement of the Fund's Foreign
                                    Assets with particular Eligible Foreign
                                    Custodians and of any material change in the
                                    arrangements with such Eligible Foreign
                                    Custodians, with such reports to be provided
                                    to the Fund's Board at such times as the
                                    Board deems reasonable and appropriate based
                                    on the circumstances of the Fund's foreign
                                    custody arrangements (and until further
                                    notice from the Fund such reports shall be
                                    provide not less than quarterly with respect
                                    to the placement of the Fund's Foreign
                                    Assets with particular Eligible Foreign
                                    Custodians and with reasonable promptness
                                    upon the occurrence of any material change
                                    in the arrangements with such Eligible

                                       14

                                    Foreign Custodians);

                         (ii)       exercise reasonable care, prudence and
                                    diligence in performing as the Fund's
                                    Foreign Custody Manager as a person having
                                    responsibility for the safekeeping of the
                                    Fund's Foreign Assets would exercise;

                         (iii)      in selecting an Eligible Foreign Custodian,
                                    first have determined that the Fund's
                                    Foreign Assets placed and maintained in the
                                    care of such Eligible Foreign Custodian will
                                    be subject to reasonable care, based on the
                                    standards applicable to custodians in the
                                    relevant market, after having considered all
                                    factors relevant to the safekeeping of the
                                    Fund's Foreign Assets, including, without
                                    limitation, those factors set forth in SEC
                                    Rule 17f-5(c)(1)(i)-(iv);

                         (iv)       ensure that the Fund's arrangement with each
                                    Eligible Foreign Custodian is governed by a
                                    written contract that Chase has determined
                                    will provide reasonable care for the Fund's
                                    Foreign Assets based on the standards
                                    specified in SEC Rule 17f-5(c)(1) and
                                    contains at least the provisions required by
                                    SEC Rule 17f-5(c)(2); and

                         (v)        has established a system to monitor the
                                    continued appropriateness of maintaining the
                                    Fund's Foreign Assets with particular
                                    Eligible Foreign Custodians under SEC Rule
                                    17f-5(c)(1) and of the governing contractual
                                    arrangements under SEC Rule 17f-5(c)(2); it
                                    being understood, however, that Chase shall
                                    promptly advise the Fund if the Fund's
                                    arrangements with an Eligible Foreign
                                    Custodian no longer meet the requirements of
                                    SEC Rule 17f-5 and shall then act in
                                    accordance with the Instructions of the Fund
                                    with respect to the disposition of the
                                    affected Foreign Assets.

                          Subject to subclause B(i)-(v) above, Chase is hereby
                          authorized to place and maintain the Fund's Foreign
                          Assets with Eligible Foreign Custodians pursuant to a
                          written contract deemed appropriate by Chase.

                              C.    Except as expressly provided herein, the
                                    Fund shall be solely responsible to assure
                                    that the maintenance of the Fund's Foreign
                                    Assets hereunder complies with the Rules,
                                    regulations, interpretations and exemptive
                                    orders as promulgated by or under the
                                    authority of the SEC.

                              D.    Chase represents to the Fund that it is a
                                    "U.S. BANK" as defined in SEC Rule
                                    17f-5(a)(7) and will promptly notify the
                                    Fund in the event that it is no longer a
                                    U.S. Bank. The Fund represents to Chase
                                    that: (a) its Foreign Assets being placed
                                    and maintained in Chase's custody are
                                    subject to the 1940 Act; and (b) its Board
                                    has determined that it is reasonable to rely
                                    on Chase to perform as the Fund's Foreign
                                    Custody Manager. Nothing contained herein
                                    shall require Chase to make any selection or
                                    to engage in any monitoring on behalf of the
                                    Fund that would entail consideration of
                                    Country Risk.

                              E.    Chase shall provide to the Fund such
                                    information relating to Country Risk as is
                                    specified in Schedule 6 hereto. The Fund
                                    hereby acknowledges that: (a) such
                                    information is solely designed to inform the
                                    Fund of market conditions and procedures and
                                    is not intended as a recommendation to
                                    invest or not invest in particular markets;
                                    and (b) Chase has gathered the information
                                    from sources it considers reliable, but that
                                    Chase shall have no responsibility for
                                    inaccuracies or incomplete information.

                                       15

U.S. SECURITIES               F.    Chase and each Eligible Foreign Custodian
DEPOSITORIES                        may deposit Securities with, and hold
                                    Securities in, any Eligible Securities
                                    Depository, settlement system,
                                    dematerialized book entry system or
                                    similar system (together a "U.S. ELIGIBLE
                                    SECURITIES DEPOSITORY") on such terms as
                                    such systems customarily operate. Chase
                                    will provide the Fund with market
                                    information containing details of such
                                    U.S. Securities Depositories from time to
                                    time.

USE OF ELIGIBLE               G. (i)  Chase shall provide to the Fund and its
SECURITIES                            investment advisers an analysis of the
DEPOSITORIES PURSUANT                 custody risks associated with maintaining
TO RULE 17F-7                         the Fund's Foreign Assets with each
                                      Eligible Securities Depository (as
                                      defined in SEC Rule 17f-7(b)(1)(i)-(vi)
                                      of the 1940 Act, or that has otherwise
                                      been made exempt pursuant to an SEC
                                      order) used by Chase as of the date
                                      hereof (or, in the case of an Eligible
                                      Securities Depository not used by Chase
                                      as of the date hereof, prior to the
                                      initial placement of the Fund's Foreign
                                      Assets at such depository) and at which
                                      any Foreign Assets of the Fund are held
                                      or are expected to be held. The foregoing
                                      analysis will be provided to the Fund and
                                      its investment adviser at Chase's Website
                                      (www.Chase.com.) In connection with the
                                      foregoing, the Fund shall notify Chase of
                                      any Eligible Securities Depositories at
                                      which it does not choose to have its
                                      Foreign Assets held. Chase shall monitor
                                      the custody risks associated with
                                      maintaining the Fund's Foreign Assets at
                                      each such Eligible Eligible Securities
                                      Depository on a continuing basis and
                                      shall promptly notify the Fund or its
                                      investment adviser of any material
                                      changes to such risks.

                                 (ii) Chase shall exercise reasonable care,
                                      prudence and diligence in performing the
                                      requirements set forth in Subclause B(i)
                                      above.

                                 (iii)Based on the information available to it
                                      in the exercise of diligence, Chase shall
                                      determine the eligibility under SEC Rule
                                      17f-7 of each depository before including
                                      it as an Eligible Securities Depository on
                                      Schedule 7 hereto and Chase shall ensure
                                      that the Fund (or its duly-authorized
                                      investment manager or investment adviser)
                                      receives prompt and sufficient information
                                      hereunder if and when a custody
                                      arrangement with an Eligible Securities
                                      Depository no longer meets the
                                      requirements of Rule 17f-7, so that the
                                      Foreign Assets may be withdrawn from the
                                      depository as soon as reasonably
                                      practicable thereafter in accordance with
                                      section (a)(2) of Rule 17f-7. (Eligible
                                      Securities Depositories used by Chase as
                                      of the date hereof are set forth in
                                      Schedule 7 hereto, and as the same may be
                                      amended on notice to the Fund from time to
                                      time.)

                                 (iv) At the request of the Fund, Chase may, but
                                      need not, add to Schedule 1 an Eligible
                                      Foreign Custodian where Chase has not
                                      acted as Foreign Custody Manager with
                                      respect to the selection thereof. Chase
                                      shall notify the Fund in the event that it
                                      elects to add any such entity.

                                       16

LIABILITY FOR EIGIBLE       H.   Chase shall not be liable for any loss
FOREIGN CUSTODIANS AND           resulting from:
SECURITIES DEPOSITORIES
                                 (i)  the insolvency of any Eligible Foreign
                                      Custodian which is not a branch or
                                      affiliate of Chase; or

                                 (ii) any act of any Eligible Foreign Custodian,
                                      save where such loss results from an error
                                      or omission by the Eligible Foreign
                                      Custodian or the failure by the Eligible
                                      Foreign Custodian to use reasonable care
                                      in the provision of custodial services by
                                      it in accordance with the standards
                                      prevailing in the relevant market or from
                                      the fraud, willful default or negligence
                                      (measured in accordance with the
                                      standards U.S. prevailing in the relevant
                                      market) of such Eligible Foreign
                                      Custodian in the provision of custodial
                                      services by it; or

                                 (iii) any act, omission or insolvency of any
                                      U.S. Eligible Securities Depository or
                                      Eligible Securities Depository.

HOLDING OF REGISTERED    I.    (i)    Chase is authorised to hold:
AND BEARER SECURITIES
                                      (a)  in bearer form, such Securities as
                                           are customarily held in bearer form;
                                           and

                                      (b)    subject to subsection (ii) below,
                                             registered in the name of (at
                                             Chase's discretion) the Fund,
                                             Chase, a Eligible Foreign Custodian
                                             or any nominee of Chase or a
                                             Eligible Foreign Custodian, such
                                             Financial Assets as are customarily
                                             held in registered form.

                               (ii)   although Securities will ordinarily be
                                      registered in the name of a nominee, Chase
                                      may from time to time (due to the nature
                                      of law or market practice, where it is in
                                      the Fund's best interest or it is not
                                      feasible to do otherwise) register or
                                      record securities in the name of an
                                      Eligible Foreign Custodian or Chase itself
                                      with prior notice to the Fund of such
                                      registration or recordings, other than
                                      where in Chase's reasonable opinion the
                                      giving of such prior notice may result in
                                      a delay which could jeopardise the
                                      protection of the assets of the Fund, in
                                      which case notice will be given as soon as
                                      reasonably practical following such
                                      registration or recording (provided
                                      however, that any registration of
                                      Securities in the name of an Eligible
                                      Foreign Custodian or Chase indicates such
                                      Financial Assets are held for the benefit
                                      of customers and not, in any event, for
                                      the benefit of Chase or any Eligible
                                      Foreign Custodian or foreign securities
                                      system or any nominee thereof). If
                                      Securities are registered in Chase's name
                                      the Securities in question may not be
                                      segregated from assets of Chase and in the
                                      event of default by Chase, customers'
                                      assets may not be as well protected.
                                      Arrangements with the Eligible Foreign
                                      Custodians are such that Chase's customer
                                      securities with them must be in a separate
                                      account containing assets belonging only
                                      to the customers of Chase and not Chase's
                                      proprietary assets. In any event, Chase
                                      will notify the Fund of the registration
                                      name used in respect of Securities.

                               (iii)  in the absence of negligence, wilful
                                      default or fraud on its part Chase shall
                                      not be liable for any loss suffered
                                      howsoever caused as a result of an
                                      Instruction to hold Securities with, or
                                      have them registered in the name of, any
                                      person not chosen by Chase.

                                       17

                               J.   Neither Chase nor CMBI shall assume
                                    responsibility for, and neither shall be
                                    liable for, any action or inaction of any
                                    Russian Registrar Company and no Russian
                                    Registrar Company shall be, or shall be
                                    deemed to be, Chase, CMBI, a Eligible
                                    Foreign Custodian, a Eligible Securities
                                    Depository or the employee, agent or
                                    personnel of any of the foregoing. To the
                                    extent that CMBI employs agents to perform
                                    any of the functions to be performed by
                                    Chase or CMBI with respect to Local Russian
                                    Securities, neither Chase nor CMBI shall be
                                    responsible for any act, omission, default
                                    or for the solvency of any such agent unless
                                    the appointment of such agent was made with
                                    Russian/Ukraine Negligence or in bad faith
                                    except that where Chase or CMBI uses (i) an
                                    affiliated nominee or (ii) an agent to
                                    perform the share registration or share
                                    confirmation functions described at
                                    paragraphs (a)-(e) on pages 5-6 of the
                                    No-Action Letter, and, to the extent
                                    applicable to CMBI, the share registration
                                    functions described on pages 2-3 of the
                                    No-Action Letter, Chase and CMBI shall be
                                    liable to the Fund as if CMBI were
                                    responsible for performing such services
                                    itself.

                                K   Delegation by Chase to the Ukrainian
                                    Eligible Foreign Custodian shall not relieve
                                    Chase of any responsibility to the Fund for
                                    any loss due to such delegation, and Chase
                                    shall be liable for any loss or claim
                                    arising out of or in connection with the
                                    performance by the Ukrainian Eligible
                                    Foreign Custodian of such delegated duties
                                    to the same extent as if Chase had itself
                                    provided the custody services hereunder. In
                                    connection with the foregoing, neither Chase
                                    nor the Ukrainian Eligible Foreign Custodian
                                    shall assume responsibility for, and neither
                                    shall be liable for, any action or inaction
                                    of any Registrar Company or Ukrainian
                                    Eligible Securities Depository and no
                                    Registrar Company or Ukrainian depository
                                    shall be, or shall be deemed to be, Chase,
                                    the Ukrainian Eligible Foreign Custodian, a
                                    Eligible Foreign Custodian, or the employee,
                                    agent or personnel of any of the foregoing.
                                    In addition, no Registrar Company shall be
                                    deemed to be a Eligible Securities
                                    Depository. To the extent that the Ukrainian
                                    Eligible Foreign Custodian employs agents to
                                    perform any of the functions to be performed
                                    by Chase or the Ukrainian Eligible Foreign
                                    Custodian with respect to Ukrainian
                                    Securities, neither Chase nor the Ukrainian
                                    Eligible Foreign Custodian shall be
                                    responsible for any act, omission, default
                                    or for the solvency of any such agent unless
                                    the appointment of such agent was made with
                                    Russian/Ukraine Negligence or in bad faith,
                                    except that where Chase or the Ukrainian
                                    Eligible Foreign Custodian uses (i) an
                                    affiliated nominee or (ii) an agent to
                                    perform the share registration or share
                                    confirmation functions described in
                                    paragraphs (a)-(e) on pages 5-6 of the
                                    No-Action Letter, and, to the extent
                                    applicable by extension to the Ukrainian
                                    Eligible Foreign Custodian, the share
                                    registration functions described on pages
                                    2-3 of the No-Action Letter, Chase and the
                                    Ukrainian Eligible Foreign Custodian shall
                                    be liable to the Fund as if the Ukrainian
                                    Eligible Foreign Custodian were responsible
                                    for performing such services itself.

7.       BROKERS AND OTHER THIRD PARTIES

BROKER/                  A.    Chase  shall not be  responsible  for any loss
THIRD PARTY DEFAULT            solely  resulting  from a failure by any broker
                               or any other third party beyond the control
                               of Chase. In particular, if a broker or any
                               third party defaults on any obligation to
                               deliver Securities or pay

                                       18

                               cash, Chase shall have no liability to the Fund
                               for such non-delivery or payment in the absence
                               of Chase's own negligence, willful default, bad
                               faith or fraud. Payments of income and settlement
                               proceeds are at the risk of the account. If
                               Chase, at the request of the Fund, appoints a
                               broker or agent to effect any transaction on
                               behalf of the Fund, Chase shall have no liability
                               whatsoever in respect of such broker's duties or
                               its actions, omissions or solvency unless, if
                               Chase selects such broker or agent, Chase fails
                               to exercise reasonable care in such selection.

DELIVERY TO BROKERS      B.    Absent Chase's own negligence, willful default,
                               bad faith or fraud, Chase shall not be liable for
                               losses arising from a proper Instruction to
                               deliver Securities or cash to a broker, even if
                               Chase might have information tending to show that
                               this course of action, or the choice of a
                               particular broker for a transaction, was unwise.

8.       OMNIBUS ACCOUNTS

         The Fund authorises Chase or its Eligible Foreign Custodian to hold
         Financial Assets in fungible accounts and will accept delivery of
         Financial Assets of the same class and denomination as those deposited with Chase or its Eligible Foreign Custodian.

9.       ABOUT THE PARTIES

THE PARTIES STATE THAT   A.    The Fund represents and warrants that:
THEY HAVE FULL
AUTHORITY TO PERFORM             (i)  it has full authority and power, and has
UNDER THIS AGREEMENT                  obtained all necessary authorisations
                                      and consents, to deposit and control the
                                      Financial Assets and cash in the
                                      Accounts, to appoint and to use Chase as
                                      custodian in accordance with the terms of
                                      this Agreement and to borrow money and
                                      enter into foreign exchange transactions
                                      provided always that it shall be the duty
                                      of the Fund and not Chase to ensure that
                                      there is no breach of any limit imposed
                                      on the Fund;

                               (ii)   this Agreement is its legal, valid and
                                      binding obligation, enforceable in
                                      accordance with its terms and it has full
                                      power and authority to enter into and has
                                      taken all necessary action to authorise
                                      the execution of this Agreement;

                               (iii)  it has not relied on any oral or written
                                      representation made by Chase or any person
                                      on its behalf except as contained in this
                                      Agreement and acknowledges that this
                                      Agreement sets out to the fullest extent
                                      the duties of Chase;

                                 (iv) the Financial Assets and cash deposited in
                                      the Accounts are not subject to any
                                      encumbrances or security interest
                                      whatsoever, other than a security interest
                                      that may be created in favor of Chase, and
                                      the Fund undertakes that, so long as
                                      Liabilities are outstanding, it will not
                                      create or permit to subsist any such
                                      encumbrance or security interest over
                                      Financial Assets or cash, without prior
                                      notification to Chase of the same, and in
                                      any event, Chase shall not be liable if
                                      performance of its obligations under this
                                      Agreement is prevented or impeded because
                                      of the existence of any such encumbrance
                                      or security.

                                       19

                         B.    Chase represents and warrants that:

                                 (i)  it has full authority and power, and has
                                      obtained all necessary authorisations and
                                      consents, to act as custodian in
                                      accordance with the terms of this
                                      Agreement;

                                 (ii) this Agreement is its legal, valid and
                                      binding obligation, enforceable in
                                      accordance with its terms and it has full
                                      power and authority to enter into and has
                                      taken all necessary action to authorise
                                      the execution of this Agreement;

                               (iii)  it has not relied on any oral or written
                                      representation made by the Fund or any
                                      person on its behalf except as contained
                                      in this Agreement and acknowledges that
                                      this Agreement sets out to the fullest
                                      extent the duties of the Fund;

                               (iv)   as specified in Clause 5C, Chase waives
                                      its rights to any liens or other security
                                      interest over any Securities held for the
                                      Fund that may arise under the applicable
                                      law, save for the limited right of sale
                                      specified in Clause 14.

10.      CONFLICTS OF INTEREST

CHASE PROVIDES DIVERSE     Provided that nothing in this Clause herein shall be
FINANCIAL SERVICES AND     taken as authorising Chase to  contravene any and all
MAY GENERATE               applicable laws, the Fund hereby authorises Chase to
PROFITS AS A RESULT        act hereunder notwithstanding that:

                           (i) Chase or any of its divisions, branches or
                               affiliates may have a material interest in the
                               transaction or that circumstances are such that
                               Chase may have a potential conflict of duty or
                               interest including the fact that Chase or any of
                               its affiliates may:

                               (a)    act as a market maker in the Financial
                                      Assets to which the Instructions relate;

                               (b)    provide broking services to other clients;

                               (c)    act as financial adviser to the issuer of
                                      such Financial Assets;

                               (d)    act in the same transaction as agent for
                                      more than one client;

                               (e)    have a material interest in the issue of
                                      the Financial Assets; or

                               (f)    earn profits from any of the activities
                                      listed herein.

CHASE NO DUTY TO           (ii)Chase or any of its divisions, branches or
ADVISE IF IT IS AWARE          affiliates may be in possession of  information
THAT INSTRUCTIONS MAY          tending to show that the Instructions received
BE UNWISE                      may not be in the best interests of the Fund.
                               Chase is not under any duty to disclose any such
                               information.

                                       20

11.      STANDARD OF CARE - HOW CHASE IS TO PERFORM ITS DUTIES UNDER THIS
         AGREEMENT

REASONABLE CARE          A.    Except to the extent  that a higher  standard of
                               care applies pursuant to Clause 6 of this
                               Agreement, Chase will exercise due care in
                               accordance with reasonable commercial standards
                               in performing its obligations under this
                               Agreement and Chase will look after assets with
                               the same degree of care as it does for its own
                               similar assets in the relevant market provided
                               that Chase shall exercise at least the degree of
                               skill and care of a prudent professional
                               custodian for hire. It is understood and agreed,
                               however, that for Local Russian Securities
                               Chase's safekeeping responsibilities shall be
                               limited to safekeeping of relevant Share
                               Extracts. It is understood and agreed that for
                               Ukraine Securities Chase's responsibility shall
                               be limited to the safekeeping of the relevant
                               Share Extracts and Depository Extracts.

CHASE CAN TAKE ADVICE    B.    Chase shall be entitled to rely on, and may act
                               upon the advice of external professional
                               advisers in relation to matters of law,
                               regulation or market practice (which may be the
                               external professional advisers of the Fund),
                               and shall not be liable to the Fund for any
                               action reasonably taken or omitted pursuant to
                               such advice, save to the extent that Chase is
                               able to recover from such external professional
                               advisers in respect of negligent advice given.

INSURANCE                C.    Chase need not maintain any insurance cover for
                               the benefit of the Fund but, at the request of
                               the Fund, Chase will confirm to the Fund
                               details of the insurance policy(ies) (commonly
                               referred to as a "FINANCIAL INSTITUTIONAL
                               BOND") between Chase and its insurers providing
                               in the aggregate coverage in an amount not less
                               than US$140,000,000 and insurance policy(ies)
                               providing at least S$140,000,000 cover for
                               securities in transit in the custody of any
                               employee or designated messenger of Chase.

12.      WHEN CHASE IS NOT LIABLE

MARKET AND COUNTRY RISK  A.    Investing in foreign markets may be a risky
                               enterprise. The holding of assets and cash in
                               foreign jurisdictions may involve risks of loss
                               or other special features. Chase accepts no
                               liability whatsoever for any loss which results
                               solely from:

                               (i)    the general risks of investing; or

                               (ii)   Country Risk.

FORCE MAJEURE            B.    Chase shall have no liability for any damage,
                               loss, expense or liability of any nature which
                               the Fund may suffer or incur, caused by an act
                               of God, fire, flood, civil or labour
                               disturbance (save where the labour disturbance
                               occurs within Chase or any Eligible Foreign
                               Custodian which is a branch or affiliate of
                               Chase in circumstances which are within its
                               reasonable control), act of any governmental
                               authority or other act or threat of any
                               authority (de jure or de facto), legal
                               constraint, fraud or forgery (other than by
                               Chase or its Eligible Foreign Custodian),
                               malfunction of equipment (including, without
                               limitation any computer or related software
                               other than Chase's own computers or software or
                               those of its Eligible Foreign Custodians),
                               failure of or the effect of Rules or operations
                               of any funds transfer system, inability to
                               obtain or interruption of communications
                               facilities, or any cause beyond the reasonable
                               control of Chase (including without limitation,
                               the non-availability of appropriate foreign

                                       21

                               exchange).

ACTING REASONABLY AND    C.    Chase shall not be liable for acting on what it
IN GOOD FAITH                  reasonably  and in good faith  believes to be
                               Instructions or in relation to notices,
                               requests, waivers, consents, receipts,
                               corporate actions or other documents which
                               Chase reasonably and in good faith believes to
                               be genuine and to have been given or signed by
                               the appropriate parties. In respect of the
                               undertaking given by brokers for Taiwanese
                               Securities as detailed in Schedule 3 Chase
                               shall not be liable for acting on an
                               undertaking which it reasonably and in good
                               faith believes to be genuine and to have been
                               given or signed by the appropriate parties.

INVALID SECURITIES       D.    In the absence of negligence, wilful default,
                               fraud or bad faith on its part, Chase shall not
                               be liable to the Fund for the collection, deposit
                               or credit of invalid, fraudulent or forged
                               Securities.

DELIVERIES               E.    Chase shall effect all transactions for each
                               account on a delivery versus payment basis
                               except that, in the absence of negligence,
                               wilful default, fraud or bad faith on its part,
                               Chase shall not be liable for losses arising
                               out of effecting Instructions for delivery or
                               payment against an expectation of receipt, save
                               where such delivery or payment was contrary to
                               local market practice or with respect to Local
                               Russian Securities, where it is agreed that
                               payment shall not be made prior to the issuance
                               of the Share Extract relating to such Local
                               Russian Securities. Notwithstanding the
                               foregoing, if the Fund wishes to give
                               Instructions to Chase to settle a trade other
                               than in accordance with local market practice,
                               the Fund will signify this to Chase in the
                               manner agreed from time to time in which case
                               Chase may decline to accept such Instructions
                               to the extent provided for in Clauses 3D and
                               3E. Chase shall use all reasonable endeavours
                               to comply with such Instructions.

CASES WHEN CHASE IS      F.    Except as provided in Clause 6, Chase shall
NOT LIABLE                     only be liable to the Fund to the extent Chase
                               or its officers, employees or agents have been
                               fraudulent, negligent, or are in wilful
                               default, of its or their duties as set out in
                               this Agreement and to the extent provided for
                               in Clause 6H. Chase and the Fund agree that
                               Chase's liability to the Fund shall be
                               determined based upon the direct and
                               foreseeable consequences of Chase's
                               fraudulence, negligence, wilful default or bad
                               faith or Chase's liability for Eligible Foreign
                               Custodians as described in Clause 6H.

13.      INDEMNITY

THE FUND TO INDEMNIFY    A.    Save in respect of fraud, negligence, willful
CHASE                          default or bad faith of Chase or its officers,
                               employees or agents, and save in respect of any
                               action of any Eligible Foreign Custodian for
                               which Chase is liable pursuant to Clause 6H,
                               the Fund undertakes to indemnify Chase and its
                               nominees, and to keep them indemnified, from

                               (i)    any costs, calls, losses, taxes and other
                                      matters for which Chase or any of its
                                      agents, Eligible Foreign Custodians or
                                      nominees becomes liable or arising as a
                                      direct or indirect result of their status
                                      as a holder of record of Financial Assets
                                      on behalf of the Fund; and

                               (ii)   any other claims, losses, liabilities,
                                      costs and expenses arising under or in
                                      connection with this Agreement.

                                       22

14. TERMINATION

         This Agreement shall continue in effect until termination as provided herein, and may be amended at any time by a written instrument signed by both parties.

A.       (i)      Either of the Fund or Chase may terminate this Agreement on
                  90 days' notice in writing to the other party, PROVIDED THAT all applicable legal and regulatory requirements are
                  satisfied, namely that a replacement custodian be appointed within 90 days of such termination and that until such
                  replacement is appointed, Chase shall take all necessary steps to ensure the good preservation of the interests of the Fund.

         (ii)     In the case of termination by Chase, the Fund shall use its best endeavours to appoint a new custodian as set forth in
                  Clause 14A(i) above within the 90-day period specified in such clause. Chase shall, in the event of such termination, deliver or cause to be delivered to any succeeding custodian, the
                  Fund's Financial Assets and cash.

B.       In the event of notice of  termination  of this Agreement being given under sub-clause A above, the following shall apply:

         (i)      Chase shall be entitled to deduct any amounts owing to it by the Fund prior to delivery of the Financial Assets and cash to the replacement custodian (and accordingly, Chase shall, with the prior written consent of the Fund, such consent not to be unreasonably withheld be entitled to sell Financial Assets pertaining to the Fund and apply the sale proceeds in
                  satisfaction of such amounts owing to it); and

         (ii)     if the Fund does not appoint a replacement custodian within the 90-day period anticipated by sub-clause A above, Chase shall, following expiry of one further month, be entitled to exercise the rights conferred by Clause 14B(i) above; and

         (iii)    termination shall not affect any of the liabilities any party owes to the other arising under this Agreement prior to such termination.

C.       This Agreement may be terminated by the Fund, forthwith, if at any time:

         (a)      Chase shall go into liquidation (except voluntary liquidation for the purposes of reconstruction or amalgamation upon terms previously agreed in writing by the Company), or commit any other act of bankruptcy, or if a receiver is appointed over any of the assets of Chase;

         (b)      Chase shall commit any material breach of its obligations
                  under this Agreement and, if capable of remedy, Chase fails to make good such breach within 45 days of receipt of notice from the Fund requiring it to do so:

         (c)      Chase's supervisory authority shall, as a result of a wrongful act or omission by Chase, withdraw or fail to renew Chase's authorisation to act as a bank or as a custodian of assets such that Chase is no longer permitted to act as custodian hereunder and it is mandatory that the Fund appoints a new custodian; or

         (d)      Chase is no longer eligible to serve as the Fund's Foreign
                  Custody Manager under SEC Rule 17f-5 or to perform its
                  delegated responsibilities under SEC Rule 17f-7.

                                       23

15.      RUSSIA

                         A.    (i)    Chase will advise the Fund (and will
                                      update such advice from time to time as
                                      changes occur) of those Russian Registrar
                                      Companies with which CMBI has entered
                                      into a Registrar Contract. Chase shall
                                      cause CMBI to monitor each Russian
                                      Registrar Company and to promptly advise
                                      the Fund when CMBI has actual knowledge
                                      of the occurrence of any one or more of
                                      the events described in paragraphs
                                      (i)-(v) on pages 8-9 of the No-Action
                                      Letter with respect to a Russian
                                      Registrar Company that serves in that
                                      capacity for any issuer the shares of
                                      which are held by the Fund.

                               (ii)   Where the Fund is considering investing
                                      on behalf of the Fund in the Local
                                      Russian Securities of an issuer as to
                                      which CMBI does not have a Registrar
                                      Contract with the issuer's Russian
                                      Registrar Company, the Fund may request
                                      that CMBI consider whether it would be
                                      willing to attempt to enter into such a
                                      Registrar Contract and CMBI shall advise
                                      the Fund of its willingness to do so.
                                      Where CMBI has agreed to make such an
                                      attempt, Chase will advise the Fund of
                                      the occurrence of any one or more of the
                                      events described in paragraphs (i)-(iv)
                                      on pages 8-9 of the No-Action Letter of
                                      which CMBI has actual knowledge.

                               (iii)  Where the Fund is considering investing on
                                      behalf of the Fund in the Local Russian
                                      Securities of an issuer as to which CMBI
                                      has a Registrar Contract with the issuer's
                                      Russian Registrar Company, the Fund may
                                      advise Chase of its interest in investing
                                      in such issuer and, in such event, Chase
                                      will endeavour to, so far as reasonably
                                      practicable advise the Fund of the
                                      occurrence of any one or more of the
                                      events described in paragraphs (i)-(v) on
                                      pages 8 and 9 of the No-Action Letter of
                                      which CMBI has actual knowledge.

                         B.    The Fund shall pay for and hold Chase and CMBI
                               harmless from any liability or loss resulting
                               from the imposition or assessment of any taxes
                               (including but not limited to state, stamp and
                               other duties) or other governmental charges, and
                               any related expenses incurred by Chase, CMBI or
                               their respective agents with respect to income on
                               that Fund's Local Russian Securities.

                         C.    The Fund acknowledges and agrees that CMBI may
                               not be able, in given cases and despite its
                               reasonable efforts, to obtain a Share Extract
                               from a Russian Registrar Company and CMBI shall
                               not be liable in any such event including with
                               respect to any losses resulting from such
                               failure. For the avoidance of doubt, this Clause
                               shall not limit Chase's liability for breach of
                               its obligations under Clause 2C above.

                         D.    Subject to the co-operation of a Russian
                               Registrar Company for at least the first two
                               years following CMBI's first use of such Russian
                               Registrar Company, Chase shall cause CMBI to
                               conduct share confirmations on at least a
                               quarterly basis, although thereafter
                               confirmations may be conducted on a less frequent
                               basis if the Fund, in consultation with CMBI,
                               determines it to be appropriate.

                         E.    Chase shall cause CMBI to prepare for
                               distribution to the Fund a quarterly report
                               identifying: (i) any concerns it has regarding
                               the Local Russian share registration

                                       24

                               system that should be brought to the attention
                               of the Fund and (ii) the steps CMBI has taken
                               during the reporting period to ensure that the
                               Fund's interests continue to be appropriately
                               recorded.

                         F.    The services to be provided by Chase hereunder
                               will be provided only in relation to Local
                               Russian Securities for which CMBI has entered
                               into a Registrar Contract with the relevant
                               Russian Registrar Company.

                         G.    Chase shall be entitled to disclose any
                               information relating to the Fund or the Local
                               Russian Securities and/or cash held for the Fund
                               as is required by any law, court, legal process,
                               or banking or other regulatory or examining
                               authorities (whether governmental or otherwise).

                         H.    The Fund acknowledges that it has received,
                               reviewed and understands the Chase market report
                               for Russia, including, but not limited to, the
                               risks described therein. The Fund recognises
                               that these risks currently are inherent in
                               investments in Local Russian Securities and that
                               they should be assessed by the Fund as an
                               element of the Fund's decision that it is
                               appropriate for the Fund to invest in Local
                               Russian Securities. Chase is not responsible for
                               the Fund's decision that it is appropriate for
                               the Fund to hold Local Russian Securities
                               despite the custodial risks associated with the
                               Russian market. Chase will promptly provide the
                               Fund with updated market reports in accordance
                               with Chase's normal practice.

16       UKRAINE

                         A.    (i)    Chase shall advise the Fund (and shall
                                      update such advice from time to time as
                                      changes occur) of those Registrar
                                      Companies with which the Ukrainian
                                      Eligible Foreign Custodian has entered
                                      into a Registrar Contract and the identity
                                      of those Ukrainian Securities
                                      Depositories, if any, of which it is a
                                      member. In the case of Ukrainian
                                      Securities which are held for the accounts
                                      through a Registrar Company, but not
                                      through a Ukrainian Eligible Securities
                                      Depository, Chase shall procure the
                                      Ukrainian Eligible Foreign Custodian's
                                      agreement both to monitor each Registrar
                                      Company and to promptly advise Chase
                                      (which shall then promptly advise the
                                      Fund) when the Ukrainian Eligible Foreign
                                      Custodian has actual knowledge of the
                                      occurrence of any one or more of the
                                      events described in paragraphs (i)-(v) on
                                      pages 8-9 of the No-Action Letter with
                                      respect to a Registrar Company that serves
                                      in that capacity for any issuer the shares
                                      of which are held by the Fund.

                               (ii)   Where the Fund is considering investing in
                                      the Ukrainian Securities of an issuer as
                                      to which the Ukrainian Eligible Foreign
                                      Custodian does not have a Registrar
                                      Contract with the issuer's Registrar
                                      Company which Ukrainian Securities either
                                      are held though a Ukrainian Eligible
                                      Securities Depository or are held in a
                                      Ukrainian Eligible Securities Depository
                                      of which the Ukrainian Eligible Foreign
                                      Custodian is not a member, the Fund may
                                      request that Chase request the Ukrainian
                                      Eligible Foreign Custodian both to
                                      consider whether it would be willing to
                                      attempt to enter into such a Registrar
                                      Contract or become a member of such a
                                      Ukrainian Eligible Securities Depository
                                      and to advise the Fund of its willingness
                                      to do so. Where the Ukrainian Eligible
                                      Foreign Custodian has agreed to make such
                                      an attempt, Chase shall advise the Fund of
                                      the occurrence of any one or

                                       25

                                      more of the events described in
                                      paragraphs (i)-(iv) on pages 8-9 of the
                                      No-Action Letter of which the Ukrainian
                                      Eligible Foreign Custodian has actual
                                      knowledge and has advised Chase.

                               (iii)  Where the Fund is considering investing in
                                      the Ukrainian Securities of an issuer as
                                      to which the Ukrainian Eligible Foreign
                                      Custodian has a Registrar Contract with
                                      the issuer's Registrar Company, the Fund
                                      may advise Chase of its interest in
                                      investing in such issuer and, in such
                                      event, Chase will advise the Fund of the
                                      occurrence of any one or more of the
                                      events described in paragraphs (i)-(v) on
                                      pages 8-9 of the No-Action Letter of which
                                      the Ukrainian Eligible Foreign Custodian
                                      has actual knowledge and has advised
                                      Chase.

                         B.    The Fund shall pay for and hold Chase and the
                               Ukrainian Eligible Foreign Custodian harmless
                               from any liability or loss resulting from the
                               imposition or assessment of any taxes or other
                               governmental charges, and any related expenses
                               with respect to income on the that Fund's
                               Ukrainian Securities.

                         C.    The Fund acknowledges that the Ukrainian Eligible
                               Foreign Custodian may not be able, in given cases
                               and despite its reasonable efforts, to obtain a
                               Share Extract from a Registrar Company or a
                               Depository Extract from a Ukrainian Eligible
                               Securities Depository, and neither Chase nor the
                               Ukrainian Eligible Foreign Custodian shall be
                               liable in any such event including with respect
                               to any losses resulting from such failure.

                         D.    Subject to the co-operation of a Registrar
                               Company, for at least the first two years
                               following the Ukrainian Eligible Foreign
                               Custodian's first use of a Registrar Company,
                               Chase shall procure the Ukrainian Eligible
                               Foreign Custodian's agreement to conduct share
                               confirmations with that Registrar Company on at
                               least a quarterly basis, although thereafter
                               confirmations may be conducted on a less frequent
                               basis if the Fund, in consultation with Chase,
                               determines it to be appropriate.

                         E.    Chase shall prepare for distribution to the Fund
                               a quarterly report identifying: (i) any concerns
                               the Ukrainian Eligible Foreign Custodian has
                               regarding the Ukrainian share registration system
                               that should be brought to the attention of the
                               Fund; and (ii) the steps the Ukrainian Eligible
                               Foreign Custodian has taken during the reporting
                               period to help assure that the Fund's interests
                               continue to be appropriately recorded.

                         F.    The Fund acknowledges that it has received,
                               reviewed and understands Chase's market report
                               for the Ukraine, including, but not limited to,
                               the risks described therein.

                         G.    Except as provided in Clause 15C above, the
                               services to be provided hereunder will be
                               provided only in relation to Ukrainian Securities
                               for which the Ukrainian Eligible Foreign
                               Custodian has entered into a Registrar Contract
                               with the relevant Registrar Company or which are
                               held through a Ukrainian Eligible Securities
                               Depository of which the Ukrainian Eligible
                               Foreign Custodian is a member.

                                       26

17.       MISCELLANEOUS

NOTICES                    A.  Notices (other than Instructions) shall be
                               served by registered mail or hand delivery to the
                               address of the respective parties as set out on
                               the first page of this Agreement, unless notice
                               of a new address is given to the other party in
                               writing. Notice shall not be deemed to be given
                               unless it has been received.

SUCCESSORS AND ASSIGNS     B.  This Agreement shall be binding on each of the
                               parties' successors and assigns, but the parties
                               agree that neither party can assign its rights
                               and obligations under this Agreement without the
                               prior written consent of the other party, which
                               consent shall not be unreasonably withheld.

INTERPRETATION             C.  Headings, marginal notes and paragraphs are
                               for convenience only and are not intended to
                               affect interpretation. References to clauses are
                               to clauses of this Agreement and references to
                               sub-clauses and paragraphs are to sub-clauses of
                               the clauses and paragraphs of the sub-clauses in
                               which they appear.

INTER PLEADER CLAUSE.      D.  In the event of any dispute between or
WHAT HAPPENS IF THERE          conflicting claims by any person or persons with
IS A DISPUTE IN                respect to Financial Assets held in a Securities
RELATION TO THE ASSETS         Account or cash in a Cash Account, Chase shall
HELD IN THE ACCOUNT            be entitled to apply to a court of law to
                               determine the rights of such persons and
                               meanwhile at its option to refuse to comply with
                               any and all claims, demands or Instructions with
                               respect to such Financial Assets or cash and
                               other property related thereto so long as such
                               dispute or conflict shall continue. Chase shall
                               not be liable or become liable in any way for
                               its refusal to comply with such conflicting
                               claims, or demands or Instructions. Chase shall
                               be entitled to refuse to act until either:

                               (i)    such conflicting or adverse claims or
                                      demands shall have been:

                                      a)   finally determined in a court of
                                           competent jurisdiction; or

                                      b)   settled by agreement between the
                                           conflicting parties and Chase shall
                                           have received evidence in writing
                                           satisfactory to Chase of such
                                           agreement; or

                               (ii)   Chase shall have received an indemnity
                                      and/or security satisfactory to Chase
                                      sufficient to save it harmless from and
                                      against any or all loss, liability or
                                      expense which Chase may incur by reason of
                                      its actions.

ENTIRE AGREEMENT         E.    This Agreement, including the Schedules and the
                               Exhibits hereto, sets out the entire Agreement
                               between the parties and this Agreement
                               supersedes any other agreement relating to
                               custody, whether oral or written with respect to
                               the Fund. Amendments must be in writing and
                               signed by all parties.

FRACTIONS/               F.    The Fund  shall not be entitled to any fraction
REDEMPTIONS BY LOT             or other entitlement arising as a result of Chase
                               holding Financial Assets in omnibus accounts, as
                               described in Clause 8, which is not directly
                               referable solely to the holding of the Fund, and
                               such fractions or entitlements shall be at the
                               disposal of Chase, provided that Chase shall
                               have paid to the Fund the market value of such
                               fraction. On partial redemptions, Chase shall
                               use whatever method it deems fair to determine
                               how shares will be redeemed.

                                       27

ACCESS TO CHASE'S        G.    Chase shall, on written  request allow the
RECORDS                        auditors of the Fund such reasonable  access to
                               its records relating to the Accounts as such
                               auditors may reasonably require in connection
                               with the audit of the Fund. Further Chase's
                               books and records pertaining to the services to
                               be provided by Chase under this Agreement, shall
                               be open to examination and review at reasonable
                               times by the Fund. In addition Chase agrees to
                               comply with any other reasonable due diligence
                               checks that the Fund may wish to carry out from
                               time to time in relation to the Accounts.

GLOBAL CUSTODY           H.    If and to the extent  that there is any
AGREEMENT AND MANDATE          inconsistency  between the  provisions  of any
                               mandate between Chase and any Authorised Person
                               and/or the Fund and/or the Investment Manager
                               and the provisions of this Agreement, the
                               provisions of this Agreement shall prevail.

STOCK LENDING            I.    Chase unconditionally and irrevocably agrees that
                               it shall not lend to, or deposit by way of
                               collateral with a third party any part or whole
                               of the Financial Assets held by it under this
                               Agreement without the prior written consent ofe
                               the Fund.

GOVERNING LAW AND        J.    This  Agreement  shall be governed by and
JURISDICTION                   construed in accordance  with the laws of the
                               United States or State of New York, as
                               applicable, without regard to New York's
                               principles regarding conflict of laws. The
                               United States District Court for the Southern
                               District of New York will have the sole and
                               exclusive jurisdiction over any lawsuit or other
                               judicial proceeding relating to or arising from
                               this Agreement. If that court lacks federal
                               subject matter jurisdiction, the Supreme Court
                               of the State of New York, New York County will
                               have sole and exclusive jurisdiction. Either of
                               these courts will have proper venue for any such
                               lawsuit or judicial proceeding, and the parties
                               waive any objection to venue or their
                               convenience as a forum. The parties agree to
                               submit to the jurisdiction of any of the courts
                               specified and to accept service of process to
                               vest personal jurisdiction over them in any of
                               these courts. The parties further hereby
                               knowingly, voluntarily and intentionally waive,
                               to the fullest extent permitted by applicable
                               law, any right to a trial by jury with respect
                               to any such lawsuit or judicial proceeding
                               arising or relating to this Agreement or the
                               transactions contemplated hereby.

TRUSTEE SHAREHOLDER      K.    A copy of the  Agreement and Declaration of Trust
LIABILITY, ETC                 of the Fund is on file with the Secretary of
                               State of the Commonwealth of Massachusetts and
                               notice is hereby given that this Agreement is
                               not binding upon any of the trustees, officers
                               or shareholders of the Fund individually, but is
                               binding only upon the assets and property of the
                               Fund. Chase agrees that no trustee, officer or
                               shareholder of the Fund may be held personally
                               liable or responsible for any obligations of the
                               Fund arising out of this Agreement.

INDIVIDUAL               L.    The parties intend, acknowledge and agree that
ARRANGEMENTS OF EACH           this Agreement shall constitute a separate and
PORTFOLIO; ADDITIONAL          discrete contractual arrangement between Chase
PORTFOLIOS                     and the Fund on behalf of each Portfolio
                               separately, and shall be construed in all
                               respects so as to give effect  to this
                               intention to the same extent as if the Agreement
                               between Chase and the Fund on behalf of each
                               Portfolio were set out in a separate writing. In
                               this regard, unless the context clearly indicates
                               otherwise, references to the "Fund" under this
                               Agreement shall be interpreted to mean and refer
                               to each Portfolio, taken separately (for example,
                               references to the Financial Assets of or
                               belonging to the "Fund" hereunder shall mean the
                               Financial Assets of or belonging to a

                                       28

                               particular Portfolio). Without limiting the
                               generality of the foregoing, the parties
                               acknowledge and agree that each Portfolio's
                               obligations and duties under this Agreement are
                               individual and are neither joint nor joint and
                               several, and that no Portfolio shall be liable
                               or responsible for the acts, omissions, or
                               liabilities of any other Portfolio or of the
                               Fund on behalf of or in respect of any other
                               Portfolio. In the event that the Fund
                               establishes one or more series in addition to
                               the Portfolios listed on Exhibit B hereto with
                               respect to which it desires to have Chase render
                               services as custodian under the terms hereof,
                               the Fund shall notify Chase in writing, and if
                               Chase agrees in writing to provide such
                               services, Exhibit B shall be amended to add such
                               series and such series shall become a Portfolio
                               hereunder for all purposes.

18.      DEFINITIONS

         The following capitalized terms shall have the meanings ascribed to them below; provided that, except with respect to Section 15 and Section 16, such terms shall be interpreted and construed in accordance with the definitions of such terms in part (c) of Rule 17f-4 under the 1940 Act where the context so requires.

                        (a) "ACCOUNT" has the meaning set forth in Section 2A(i)
                        of this Agreement.

                        (b)"AFFILIATE" of a person shall mean an "affiliated
                        person" of such person as that term is used in the 1940
                        Act.

                        (c) "AUTHORIZED PERSON" has the meaning set forth in
                        Section 3A(i) of this Agreement.

                        (d)"CASH ACCOUNT" has the meaning set forth in Section
                        2A(i)(b) of this Agreement.

                        (e)"CMBI" shall mean Chase Manhattan Bank International,
                        an indirect wholly-owned subsidiary of Chase, located in
                        Moscow, Russia, and any nominee companies appointed by
                        it.

                        (f)"CORPORATE ACTION" has the meaning set forth in
                        Section 2I(i) of this Agreement.

                        (g)"COUNTRY RISK" means the risks of investing or
                        holding assets in a particular country, including, but
                        not limited to, risks arising from nationalization,
                        expropriation or other governmental actions; the
                        country's financial infrastructure, including prevailing
                        custody and settlement practices; laws applicable to the
                        safekeeping and recovery of Financial Assets and cash
                        held in custody in that country; the country's
                        regulation of the banking and securities industries,
                        including changes in market Rules; currency
                        restrictions, devaluations and fluctuations in that
                        country; and market conditions affecting the orderly
                        execution of securities transactions or the value of
                        assets in that country.

                        (h)"DEPOSITORY EXTRACT" shall mean an extract issued by
                        a Ukraine Eligible Securities Depository.

                        (i)"DIRECT LOSS" shall mean a loss determined based on
                        the market value of the Ukraine Security that is the
                        subject of the loss at the date of discovery of such
                        loss and without reference to any consequential damages,
                        special conditions or circumstances.

                                       29

                        (j)"ENTITLEMENT HOLDER" means the person named on the
                        records of a Securities Intermediary as the person
                        having a Securities Entitlement against the Securities
                        Intermediary.

                        (k)"FINANCIAL ASSET" means, as the context requires,
                        either the asset itself or the means by which a person's
                        claim to it is evidenced, including a Security, a
                        security certificate, or a Securities Entitlement.
                        "FINANCIAL ASSET" does not include cash.

                        (l)"INSTRUCTIONS" has the meaning set forth in Section
                        3A(ii) of this Agreement.

                        (m)"LIABILITIES" means any liabilities, losses, claims,
                        costs, damages, penalties, obligations or expenses of
                        any kind whatsoever (including, without limitation,
                        reasonable attorneys', accountants', consultants' or
                        experts' fees and reasonable disbursements).

                        (n) "RUSSIAN/UKRAINE NEGLIGENCE" with respect to Local
                        Russian Securities and Ukraine Securities shall mean the
                        failure to exercise Reasonable Care.

                        (o)"NO-ACTION LETTER" shall mean the response of the
                        Securities and Exchange Commission's Office of Chief
                        Counsel of Investment Management, dated April 18, 1995,
                        in respect of the Templeton Russia Company, Inc. (SEC
                        Ref. No. 95-141-CC, File No. 811-8788) providing
                        "no-action" relief under Section 17(f) of The Investment
                        Company Act of 1940, as amended, and SEC Rule 17f-5
                        thereunder, in connection with custody of such Fund's
                        Local Russian Securities investment.

                        (p)"REASONABLE CARE" with respect to Local Russian
                        Securities and Ukraine Securities shall mean the use of
                        reasonable custodial practices under the applicable
                        circumstances as measured by the custodial practices
                        then prevailing in Russia or the Ukraine (respectively)
                        of International Financial Institutions acting as
                        custodians for their institutional investor clients in
                        Russia or the Ukraine (respectively).

                        (q)"REGISTRAR COMPANY" shall mean any entity providing
                        share registration services to an issuer of Ukraine
                        Securities.

                        (r)"RUSSIAN REGISTRAR COMPANY" shall mean any entity
                        providing share registration services to an issuer of
                        Local Russian Securities.

                        (s)"REGISTRAR CONTRACT" shall mean a contract between
                        CMBI or for Ukraine Securities the Ukraine Eligible
                        Foreign Custodian and a Registrar Company (and as the
                        same may be amended from time to time) containing, inter
                        alia, the contractual provisions described in paragraphs
                        (a)-(e) on pages 5 and 6 of the No-Action Letter with
                        the following modifications in relation to Ukraine
                        Securities: (1) reregistration by a registrar is to take
                        place within five Ukrainian business days (rather than
                        within 72 hours) after satisfactory documentation has
                        been submitted to the registrar, (2) it is anticipated
                        that all Ukrainian Securities shall be held in the name
                        of a Ukrainian Eligible Foreign Custodian nominee
                        (rather than certain securities being held in beneficial
                        owner name) in the registration books, and (3) the
                        Ukrainian Eligible Foreign Custodian will itself obtain
                        audit rights (rather than obtaining rights for the
                        Fund's own auditors) with respect to the share
                        registration books .

                        (t)"LOCAL RUSSIAN SECURITY" shall mean a Security issued
                        by a Russian issuer and

                                       30

                        held in the local market by CMBI  but shall not include
                        Depository Receipts.

                        (u)"DEPOSITORY RECEIPTS" with respect to Russian
                        Securities shall mean global, international and American
                        depository receipts or other such instruments which it
                        is not market practice to settle and hold through a
                        Russian Eligible Foreign Custodian.

                        (v)"SECURITIES" has the meaning set forth in Section
                        2A(i)(a) of this Agreement.

                        (w)"SECURITIES ACCOUNT" has the meaning set forth in
                        Section 2A(i)(a) of this Agreement.

                        (x)"SECURITIES ENTITLEMENT" means the rights and
                        property interest of an Entitlement Holder with respect
                        to a Financial Asset as set forth in Part 5 of Article 8
                        of the Uniform Commercial Code of the State of New York,
                        as the same may be amended from time to time.

                        (y)"SECURITIES INTERMEDIARY" means Chase, a Eligible
                        Foreign Custodian, a Eligible Securities Depository, and
                        any other financial institution which in the ordinary
                        course of business maintains custody accounts for others
                        and acts in that capacity.

                        (z)(aa) "SHARE EXTRACT" shall mean: (1) an extract of
                        its share registration books issued by a Registrar
                        Company or Ukrainian Eligible Securities Depository
                        indicating an investor's ownership of a security; and
                        (2) a form prepared by the Ukrainian Eligible Foreign
                        Custodian or its agent in those cases where a Registrar
                        Company or Ukrainian Eligible Securities Depository, as
                        the case may be, is unwilling to issue a Share Extract.

                        (bb)"UKRAINIAN ELIGIBLE SECURITIES DEPOSITORY" shall
                        mean any entity both: (1) which is licensed under
                        Ukrainian law to carry out, as a depository,
                        registration of rights to Ukrainian Securities, which,
                        in turn, the Ukrainian Eligible Securities Depository
                        has registered on an omnibus basis with Registrar
                        Companies; and (2) in which the Ukrainian Eligible
                        Foreign Custodian participates. (There are no Ukrainian
                        Securities Depositories as of the date hereof.)

                        (cc)"UKRAINIAN SECURITY" shall mean an equity Security
                        issued by a Ukrainian issuer.

                        (dd)"UKRAINIAN ELIGIBLE FOREIGN CUSTODIAN" shall mean
                        ING Bank Ukraine, an indirect wholly-owned subsidiary of
                        ING Bank, N.V., located in Kiev, Ukraine, and any
                        nominee companies appointed by it (and shall also mean
                        any additional or successor Eligible Foreign Custodian
                        used by Chase in the Ukraine and any nominee companies
                        appointed by it or them).

AS WITNESS the hand of the duly authorised officers of the parties hereto:

PLEASE TURN TO PAGE 48 TO SIGN

                                       31

                                   SCHEDULE 1

          LIST OF ELIGIBLE FOREIGN CUSTODIANS AND MARKETS USED BY CHASE

---------------------------------------------------------------------------------------------------

COUNTRIES/MARKETS                   ELIGIBLE FOREIGN CUSTODIANS
---------------------------------------------------------------------------------------------------
Argentina                              The Chase Manhattan Bank
                                       Buenos Aires; and
                                       Citibank N.A.
                                       Buenos Aires
---------------------------------------------------------------------------------------------------
Australia                              The Chase Manhattan Bank
                                       Sydney
---------------------------------------------------------------------------------------------------
Austria                                Bank Austria AG
                                       Vienna
---------------------------------------------------------------------------------------------------
Bahrain                                HSBC Bank Middle East
                                       Manama
---------------------------------------------------------------------------------------------------
Bangladesh                             Standard Chartered Bank
                                       Dhaka
---------------------------------------------------------------------------------------------------
Belgium                                Fortis Bank N.V.
                                       Brussels
---------------------------------------------------------------------------------------------------
Bermuda                                The Bank of Bermuda Ltd
                                       Hamilton
---------------------------------------------------------------------------------------------------
Botswana                               Barclays Bank of Botswana Limited
                                       Gaborone
---------------------------------------------------------------------------------------------------
Brazil                                 Citibank N.A.
                                       Sao Paulo; and
                                       BankBoston, N.A.
                                       Sao Paulo
---------------------------------------------------------------------------------------------------
Bulgaria                               ING Bank N.V.
                                       Sofia
---------------------------------------------------------------------------------------------------
Canada                                 Canadian Imperial Bank of Commerce
                                       Toronto; and
                                       Royal Bank of Canada
                                       Toronto
---------------------------------------------------------------------------------------------------
Chile                                  Citibank N.A.
                                       Santiago
---------------------------------------------------------------------------------------------------
China                                  The Hongkong and Shanghai Banking Corporation Ltd
(Shenzhen and Shanghai)
---------------------------------------------------------------------------------------------------
Colombia                               Cititrust Colombia S.A. Sociedad Fiduciaria
                                       Santa Fe de Bogota
---------------------------------------------------------------------------------------------------
Croatia                                Privredna Banka Zagreb d.d.
                                       Zagreb
---------------------------------------------------------------------------------------------------
Cyprus                                 The Cyprus Popular Bank Ltd.
                                       Nicosia
---------------------------------------------------------------------------------------------------
Czech Republic                         Ceskoslovenska Obchodni Banka, A.S.
                                       Prague
---------------------------------------------------------------------------------------------------
Denmark                                Danske Bank A/S
                                       Copenhagen
---------------------------------------------------------------------------------------------------
Ecuador                                Citibank N.A.
                                       Quito
---------------------------------------------------------------------------------------------------
Egypt                                  Citibank N.A.
                                       Cairo
---------------------------------------------------------------------------------------------------

                                       32

---------------------------------------------------------------------------------------------------
COUNTRIES/MARKETS                    ELIGIBLE FOREIGN CUSTODIANS
---------------------------------------------------------------------------------------------------
Estonia                                Hansabank
                                       Tallinn
---------------------------------------------------------------------------------------------------
Finland                                Merita Bank Ltd.
                                       Helsinki
---------------------------------------------------------------------------------------------------
France                                 BNP Paribas S.A.
                                       Paris; and
                                       Societe Generale
                                       Paris; and
                                       Credit Agricole Indosuez
                                       Paris
---------------------------------------------------------------------------------------------------
Germany                                Dresdner Bank A.G.
                                       Frankfurt
---------------------------------------------------------------------------------------------------
Ghana                                  Barclays Bank of Ghana Limited
                                       Accra
---------------------------------------------------------------------------------------------------
Greece                                 Barclays Bank plc
                                       Athens
---------------------------------------------------------------------------------------------------
Hong Kong                              The Chase Manhattan Bank
                                       Hong Kong
                                       The Hongkong and Shanghai Banking Corporation Limited
                                       Hong Kong
---------------------------------------------------------------------------------------------------
Hungary                                Citibank Rt.
                                       Budapest
---------------------------------------------------------------------------------------------------
India                                  The Hong Kong and Shanghai Banking Corporation Limited
                                       Mumbai; and
                                       Deutsche Bank AG,
                                       Bombay; and
                                       Standard Chartered Bank
                                       Mumbai
---------------------------------------------------------------------------------------------------
Indonesia                              The Hongkong and Shanghai Banking Corporation Limited
                                       Jakarta; and
                                       Standard Chartered Bank
                                       Jakarta
---------------------------------------------------------------------------------------------------
Ireland                                Bank of Ireland
                                       Dublin; and
                                       Allied Irish Banks, plc
                                       Dublin
---------------------------------------------------------------------------------------------------
Israel                                 Bank Leumi le-Israel B.M.
                                       Tel Aviv
---------------------------------------------------------------------------------------------------
Italy                                  BNP Paribas S.A.
                                       Milan
---------------------------------------------------------------------------------------------------
Ivory Coast                            Societe Generale de Banques en Cote d'Ivoire
                                       Abidjan
---------------------------------------------------------------------------------------------------
Jamaica                                CIBC Trust and Merchant Bank Jamaica Limited
                                       Kingston
---------------------------------------------------------------------------------------------------
Japan                                  The Fuji Bank Limited
                                       Tokyo
                                       The Bank of Tokyo-Mitsubishi, Limited
                                       Tokyo
---------------------------------------------------------------------------------------------------
Jordan                                 Arab Bank Plc
                                       Amman
---------------------------------------------------------------------------------------------------

                                       33

---------------------------------------------------------------------------------------------------
COUNTRIES/MARKETS                    ELIGIBLE FOREIGN CUSTODIANS
---------------------------------------------------------------------------------------------------
Kazakhstan                             ABN AMRO Bank Kazakhstan
                                       Almaty
---------------------------------------------------------------------------------------------------
Kenya                                  Barclays Bank of Kenya Limited
                                       Nairobi
---------------------------------------------------------------------------------------------------
Latvia                                 A/S Hansabanka
                                       Riga
---------------------------------------------------------------------------------------------------
Lebanon                                HSBC Bank Middle East
                                       Ras-Beirut
---------------------------------------------------------------------------------------------------
Lithuania                              Vilniaus Bankas AB
                                       Vilnius
---------------------------------------------------------------------------------------------------
Luxembourg                             Banque Generale du Luxembourg S.A.
                                       Luxembourg
---------------------------------------------------------------------------------------------------
Malaysia                               The Chase Manhattan Bank (M) Berhad
                                       Kuala Lumpur; and
                                       HSBC Bank Malaysia Berhad
                                       Kuala Lumpur
---------------------------------------------------------------------------------------------------
Mauritius                              The Hongkong & Shanghai Banking Corporation Limited
                                       Mauritius
---------------------------------------------------------------------------------------------------
Mexico                                 Chase Manhattan Bank Mexico S.A.
                                       Mexico, D.F.; and
                                       Citibank Mexico, S.A.
                                       Mexico, D.F.
---------------------------------------------------------------------------------------------------
Morocco                                Banque Commerciale du Maroc S.A.
                                       Casablanca
---------------------------------------------------------------------------------------------------
Namibia                                Standard Bank Namibia Limited
                                       Windhoek
---------------------------------------------------------------------------------------------------
Netherlands                            ABN AMRO N.V.
                                       De Breda; and
                                       Fortis Bank (Nederland) N.V.
                                       Amsterdam
---------------------------------------------------------------------------------------------------
New Zealand                            National Nominees Limited
                                       Auckland
---------------------------------------------------------------------------------------------------
*Nigeria                               Stanbic Merchant Bank Nigeria Limited
                                       Lagos
---------------------------------------------------------------------------------------------------
Norway                                 Den norske Bank ASA
                                       Oslo
---------------------------------------------------------------------------------------------------
Oman                                   HSBC Bank Middle East
                                       Muscat
---------------------------------------------------------------------------------------------------
Pakistan                               Citibank, N.A.,
                                       Karachi; and
                                       Deutsche Bank AG,
                                       Karachi; and
                                       Standard Chartered Bank
                                       Karachi
---------------------------------------------------------------------------------------------------
Peru                                   Citibank, N.A.
                                       Lima
---------------------------------------------------------------------------------------------------
Philippines                            The Hongkong and Shanghai Banking Corporation Limited
                                       Pasig City
---------------------------------------------------------------------------------------------------
Poland                                 Bank Handlowy w. Warszawie S.A.
                                       Warsaw; and
---------------------------------------------------------------------------------------------------

                                       34

--------------------------------------------------------------------------------------------------
COUNTRIES/MARKETS                       ELIGIBLE FOREIGN CUSTODIANS
---------------------------------------------------------------------------------------------------
                                           Bank Polska Kasa Opieki S.A.
                                           Warsaw; and
                                           Citibank (Poland) S.A.
                                           Warsaw
--------------------------------------------------------------------------------------------------
Portugal                                   Banco Espirito Santo e Commercial de Lisboa, S.A.
                                           Lisbon
                                           Banco Comercial Portugues, S.A.
                                           Lisbon
--------------------------------------------------------------------------------------------------
Romania                                    ABN-AMRO Bank (Romania) S.A.
                                           Bucharest; and
                                           ING Bank
                                           Bucharest
--------------------------------------------------------------------------------------------------
*Russia                                    Chase Manhattan Bank International
                                           Moscow; and
                                           Credit Suisse First Boston Bank AO
                                           Moscow
--------------------------------------------------------------------------------------------------
Singapore                                  Standard Chartered Bank
                                           Singapore
--------------------------------------------------------------------------------------------------
Slovak Republic                            Ceskoslovenska Obchodni Banka, A.S.
                                           Bratislava
--------------------------------------------------------------------------------------------------
Slovenia                                   Bank Austria Creditanstalt d.d. Ljubljana
                                           Ljubljana
--------------------------------------------------------------------------------------------------
South Africa                               The Standard Bank of South Africa Limited
                                           Johannesburg
--------------------------------------------------------------------------------------------------
South Korea                                The Hongkong and Shanghai Banking Corporation Limited
                                           Seoul; and
                                           Standard Chartered Bank
                                           Seoul
--------------------------------------------------------------------------------------------------
Spain                                      Chase Manhattan Bank CMB, S.A.
                                           Madrid
--------------------------------------------------------------------------------------------------
Sri Lanka                                  The Hongkong and Shanghai Banking Corporation Limited
                                           Colombo
--------------------------------------------------------------------------------------------------
Sweden                                     Skandinaviska Enskilda Banken
                                           Stockholm
--------------------------------------------------------------------------------------------------
Switzerland                                UBS AG
                                           Zurich
--------------------------------------------------------------------------------------------------
Taiwan                                     The Chase Manhattan Bank
                                           Taipei
                                           The Hongkong and Shanghai Banking Corporation Limited
                                           Taipei
--------------------------------------------------------------------------------------------------
Thailand                                   The Chase Manhattan Bank
                                           Bangkok; and
                                           Standard Chartered Bank
                                           Bangkok
--------------------------------------------------------------------------------------------------
Tunisia                                    Banque Internationale Arabe de Tunisie
                                           Tunis
--------------------------------------------------------------------------------------------------
Turkey                                     The Chase Manhattan Bank
                                           Istanbul
--------------------------------------------------------------------------------------------------
*Ukraine                                   ING Bank Ukraine
                                           Kiev
--------------------------------------------------------------------------------------------------

                                       35

--------------------------------------------------------------------------------------------------
COUNTRIES/MARKETS                      ELIGIBLE FOREIGN CUSTODIANS
---------------------------------------------------------------------------------------------------
United Kingdom                             The Chase Manhattan Bank
                                           London
--------------------------------------------------------------------------------------------------
Uruguay                                    BankBoston, N.A.
                                           Montevideo
--------------------------------------------------------------------------------------------------
United States                              The Chase Manhattan Bank
                                           New York
--------------------------------------------------------------------------------------------------
Venezuela                                  Citibank, N.A.
                                           Caracas
--------------------------------------------------------------------------------------------------
Zambia                                     Barclays Bank of Zambia Limited
                                           Lusaka
--------------------------------------------------------------------------------------------------
Zimbabwe                                   Barclays Bank of Zimbabwe Limited
                                           Harare
--------------------------------------------------------------------------------------------------

* RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER
  INFORMATION.

N.B.   ADDITIONAL OPERATIONAL/LEGAL DOCUMENTATION MAY BE REQUIRED IN CERTAIN
       MARKETS. PLEASE REFER TO YOUR RELATIONSHIP MANAGER.

                                       36

                                   SCHEDULE 2

                                  TAIWAN RIDER

All defined terms used in this Rider shall, unless otherwise defined herein, have the meanings ascribed thereto in the Custody Agreement. Save as expressly provided in this Rider, all terms of the Custody Agreement shall apply to services performed with respect to investments in the Republic of China ("R.O.C.
Services") provided that, as regards to R.O.C. Services, in the event of any conflict between this Rider and the Custody Agreement, this Rider shall prevail.

The parties agree as follows as regards the R.O.C. Services:

1.       INVESTMENT REGULATIONS, FILING OF REPORTS

             The Fund acknowledges that the services rendered hereunder are being rendered in connection with the Fund's investments in the
             R.O.C. ("R.O.C. Investments") under the Regulations Governing
             Securities Investment by Overseas Chinese and Foreign Investors and
             Procedures for Remittances and related laws, regulations,
             guidelines, orders and policies (collectively, as amended and supplemented from time to time, "R.O.C. Investment Regulations")
             and represents and warrants to, and agrees with, Chase as follows with respect thereto:

             (i)   The Fund is permitted under the R.O.C. Investment Regulations to make the investments contemplated herein and as a
                   condition to the performance of Chase's obligations
                   hereunder, the Adviser shall obtain or complete, as
                   applicable, and provide evidence to Chase that it has
                   obtained or completed as applicable, all required R.O.C.
                   government approvals or procedures necessary for the making of R.O.C. Investments on behalf of the Fund.

             (ii)  Notwithstanding anything to the contrary contained in the
                   Custody Agreement, (a) Chase shall not be obliged to do any act which would, in Chase's reasonable judgement, violate the
                   R.O.C. Investment Regulations including, but not limited to, any advance of funds with respect to R.O.C. Investments and
                   (b) the Fund authorises Chase to do all reasonable acts,
                   including disclosure of information, filing of reports and countersigning of broker confirmations as is required by the
                   R.O.C. Investment Regulations including, if section 2 (ii)
                   below applies, the relevant Agency Functions (defined below).

             (iii) If legally required, the Fund shall ensure that the relevant
                   Fund duly appoints a tax guarantor as contemplated by the
                   R.O.C. Investment Regulations ("Tax Guarantor") and in such case, shall at all times during the term hereof ensure that the Fund continues to have a Tax Guarantor, which the Fund acknowledges is not Chase's Taipei Branch.

2.           AGENCY FUNCTIONS

             (i)   The Fund acknowledges that the R.O.C. Investment Regulations require the Fund to appoint an agent or agents to carry out the agency functions contemplated thereby ("Agency
                   Functions").

             (ii)  If the Fund elects or is required to appoint Chase to perform any of such Agency

                                       37

                   Functions, the Fund shall execute all such powers of attorney and other documents as the Chase may reasonably require to perform such functions and the provisions of the Custody
                   Agreement shall apply thereto.

             (iii) If the Fund does not so appoint Chase, Chase shall not, notwithstanding anything to the contrary contained in the
                   Custody Agreement, be required to perform the Agency
                   Functions and the agent(s) so appointed by the Fund shall be authorised to give Instructions with respect to the R.O.C.
                   Investments of the Fund.

                                       38

                                   SCHEDULE 3

The Chase Manhattan Bank
London & Taipei Branches
125 London Wall
London EC2Y 5AJ

Dear Sirs

Please accept this letter as an Instruction pursuant to the Global Custody
Agreement dated 2003 between The Chase Manhattan Bank ("Chase") and Schroder
Entity (the "Fund"). This Instruction relates solely to transactions in securities to be settled by Chase's Eligible Foreign Custodian in Taiwan
("Taiwanese Trades").

In light of the fact that the penalties under Taiwanese law for failing a
Taiwanese Trade may exceed the risk to the Fund of Chase Taipei not settling such trade due to incomplete, miss-matching or missing instructions, the Parties agree to the following operating procedures.

In the normal course of events, the Fund will report Taiwanese Trades to Chase in Bournemouth ("Chase Bournemouth"), giving notice either to deliver or to receive shares to or from a specified broker account against payment. Chase
Bournemouth will pass these instructions to Chase's Eligible Foreign Custodian in Taiwan ("Chase Taipei"). Chase Taipei will then settle the transaction on the specified settlement date.

In the event that Chase Taipei has not received valid instructions from Chase
Bournemouth or there is a discrepancy with respect to a trade which appears to be for the account of the Fund which has been advised to Chase Taipei either:

1.    by way of a broker confirmation from a broker or the Taiwanese Agent of a broker appearing on the Approved Broker List ("an Approved Broker")
      attached hereto as Schedule 4, as may be amended from time to time by the
      Fund or

2.    through the list of pending trades provided by the Taiwan Securities
      Central Depository ("the TSCD") as being a trade by an Approved Broker for the account of the Fund,

it is hereby agreed that Chase Taipei will, in the first instance attempt to contact the broker to ascertain the details of the alleged trades. In the event of a discrepancy between the trade details shown by the TSCD and those provided by the Approved Broker when contacted by Chase Taipei, the details provided by the Approved Broker shall prevail. Chase Taipei shall then as soon as reasonably practicable contact Chase Bournemouth to obtain instructions matching the details provided by the Approved Broker or to resolve any discrepancy between such details and the instructions provided by Chase Bournemouth. If Chase
Bournemouth is unable to provide the instructions or to resolve the discrepancy,
Chase Bournemouth will as soon as reasonably practicable contact SIMNA to obtain instructions and will pass such instructions promptly to Chase Taipei for action.

If Chase Taipei has not obtained valid instructions from Chase Bournemouth prior to the point at which Chase Taipei must act if the trade is to be prevented from failing, Chase Taipei shall, provided that the Broker is on the approved list in
Schedule 4 request the local Taiwanese broker to give a written undertaking addressed to Chase Taipei, substantially in the form annexed here as Schedule 5.
The Fund agrees, however, that Chase may then act upon such undertaking, which it reasonably believes is on the Approved Broker's headed paper and signed by a person representing to be an authorised signature of the Approved Broker, without further enquiry. If, however, for any reason whatsoever the Approved
Broker refuses to give such undertaking, Chase Taipei is hereby

                                       39

authorised to settle any such trade without further investigation or confirmation from Chase Bournemouth or the Fund on the basis of the information that it has from an Approved Broker. Where such action is taken, Chase Taipei will as soon as reasonably practicable inform Chase Bournemouth. Chase
Bournemouth will in turn as soon as reasonably practicable inform the Fund.

The Fund hereby agrees to indemnify Chase Taipei against all liabilities, losses, damages, claims, costs, demands and actions, which it may suffer or incur directly or indirectly in any way in connection with following these procedures and instructions with respect to the Taiwanese Trades of the Fund other than those arising from the negligence, wilful default, bad faith or failure by Chase to follow the aforesaid procedures and instructions.

By:
              ---------------------------------------------

For and on behalf of JPMORGAN CHASE BANK

By:           /s/ WILLIAM BENNETT
              ---------------------------------------------
Name:         William Bennett
              ---------------------------------------------
Title:        VP
              ---------------------------------------------

For and on behalf of Schroder Global Series Trust

By:           /s/ CATHERINE MAZZA
              ---------------------------------------------
Name:         Catherine A. Mazza
              ---------------------------------------------
Title:        President
              ---------------------------------------------

                                       40

                                   SCHEDULE 4
                              APPROVED BROKER LIST

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                APPROVED BROKER                 BROKER'S TAIWANESE AGENT
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Capital Securities Corporation

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China Securities Corporation

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Grand Cathay Securities Corporation

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Jardine Fleming Taiwan Securities Ltd.

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Masterlink Securities Corporation

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National Securities Corporation

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SBC Warburg Securities Ltd.

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ABN AMRO Hoare Govett Asia Limited

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HSBC James Capel Taiwan Limited

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Merrill Lynch, Pierce, Fenner & Smith
Incorporated Taiwan

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Morgan Stanley International Limited

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                                       41

                                   SCHEDULE 5

    MISMATCHED TRADE SETTLEMENT UNDERTAKING FROM THE BROKER TO THE CLIENT'S
                      TAIWANESE ELIGIBLE FOREIGN CUSTODIAN

                            [ON BROKERS HEADED PAPER]

TO:  CHASE TAIPEI

       We, [name of broker] hereby confirm that all trades made on [insert date]
       for [insert official name of client] ("the Client") are valid trades executed by us on the instructions of Schroder Global Series Fund. In order to protect the Client from failed settlement penalties, please settle the trades in the designated settlement date. To enable Chase
       Taipei to proceed with settlement notwithstanding mismatched or missing instructions from Schroder Global Series Trust, we hereby irrevocably undertake to bear all costs, losses and expenses incurred in reversing the settlement of a mismatched trade should it subsequently be determined that the trade was not duly authorised and validly executed for the account of Schroder Global Series Fund.

       -----------------------------------------
       AUTHORISED SIGNATORY

                                       42

                                   SCHEDULE 6

                       INFORMATION REGARDING COUNTRY RISK

1.    To aid the Fund in its determinations regarding Country Risk, Chase shall furnish annually and upon the initial placing of Financial Assets and cash into a country the following information:

      A.   Opinions of local counsel concerning:

           1.    Whether applicable foreign law would restrict the access
                 afforded the Fund's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

           2.    Whether applicable foreign law would restrict the Fund's
                 ability to recover its Foreign Assets in the event of the
                 bankruptcy of an Eligible Foreign Custodian located in that country.

           3.    Whether applicable foreign law would restrict the Fund's
                 ability to recover Foreign Assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

      B.   Written information concerning:

           1.    The foreseeability of expropriation, nationalization,
                 freezes, or confiscation of the Fund's Foreign Assets.

           2.    Whether difficulties in converting the Fund's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

      C.   A market report with respect to the following topics:

           (1)   securities regulatory environment, (2) foreign ownership
                 restrictions, (3) foreign exchange, (4) securities settlement and registration, (5) taxation and (6) depositories
                 (including depository evaluation), if any.

2.    To aid the Fund in monitoring Country Risk, Chase shall furnish Board additionally with market flashes, including with respect to changes in the information in market reports.

                                       43

                                   SCHEDULE 7

                        ELIGIBLE SECURITIES DEPOSITORIES

                                       44

                                    EXHIBIT A

               PERSONS AUTHORISED BY THE FUND TO GIVE INSTRUCTIONS

                                       45

                                    EXHIBIT B

                             PORTFOLIOS OF THE FUND

Schroder North American Equity Fund

                                       46

       SIGNED by

       For and on behalf of
       JPMORGAN CHASE BANK

       By:           /s/ WILLIAM BENNETT
       Name:         William Bennett
       Title:        Vice President

For and on behalf of Schroder Global Series Trust

       For and on behalf of
       SCHRODER GLOBAL SERIES TRUST, SEPARATELY ON BEHALF OF EACH PORTFOLIO
LISTED ON EXHIBIT B HERETO.

     By:           /s/ CATHERINE MAZZA
     Name:         Catherine Mazza
     Title:        President

                                       47